  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 1997
                                                 SECURITIES ACT FILE NO. 2-56978
                                        INVESTMENT COMPANY ACT FILE NO. 811-2661
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ----------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]
                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 28
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                                                             [X]
                             AMENDMENT NO. 29
                        (Check appropriate box or boxes)

                               ----------------
                        MERRILL LYNCH PACIFIC FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

         800 SCUDDERS MILL ROAD                           08536
         PLAINSBORO, NEW JERSEY                        (Zip Code)
    (Address of Principal Executive
                Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                        MERRILL LYNCH PACIFIC FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                               ----------------

                                   COPIES TO:

         COUNSEL FOR THE FUND:                  PHILIP L. KIRSTEIN, ESQ.

         BROWN & WOOD LLP                 MERRILL LYNCH ASSET MANAGEMENT
         ONE WORLD TRADE CENTER                      P.O. BOX 9011
       NEW YORK, N.Y. 10048-0557               PRINCETON, N.J. 08543-9011
 ATTENTION: THOMAS R. SMITH, JR., ESQ.

                               ----------------
            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                     [X]immediately upon filing pursuant to paragraph (b)
                     [_]on (date) pursuant to paragraph (b)
                     [_]60 days after filing pursuant to paragraph (a)(1)
                     [_]on (date) pursuant to paragraph (a)(1)
                     [_]75 days after filing pursuant to paragraph (a)(2)
                     [_]on (date) pursuant to paragraph (a)(2) of Rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                     [_]this post-effective amendment designates a new
                        effective date for a previously filed post-effective amendment.

                               ----------------

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON FEBRUARY 24, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        MERRILL LYNCH PACIFIC FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

N-1A ITEM NO.                                            LOCATION
-------------                                            --------
PART A
 Item  1.Cover Page..................... Cover Page
 Item  2.Synopsis....................... Fee Table; Merrill Lynch Select
                                          Pricing SM System
 Item  3.Condensed Financial Informa-    Financial Highlights; Performance Data
              tion......................
 Item  4.General Description of Regis-   Investment Objective and Policies;
              trant.....................  Additional Information
 Item  5.Management of the Fund......... Fee Table; Investment Objective and
                                          Policies; Management of the Fund;
                                          Portfolio Transactions and Brokerage;
                                          Inside Back Cover Page
 Item  5A.Management's Discussion of
           Fund Performance............. Not Applicable
 Item  6.Capital Stock and Other Securi- Cover Page; Additional Information
              ties......................
 Item  7.Purchase of Securities Being    Cover Page; Fee Table; Merrill Lynch
              Offered...................  Select Pricing SM System; Purchase of
                                          Shares; Shareholder Services;
                                          Additional Information; Inside Back
                                          Cover Page
 Item  8.Redemption or Repurchase....... Fee Table; Merrill Lynch Select
                                          Pricing SM System; Shareholder
                                          Services; Purchase of Shares;
                                          Redemption of Shares
 Item  9.Pending Legal Proceedings...... Not Applicable
PART B
 Item 10.Cover Page..................... Cover Page
 Item 11.Table of Contents.............. Back Cover Page
 Item 12.General Information and Histo-  Not Applicable
              ry........................
 Item 13.Investment Objectives and Poli- Investment Objective and Policies
              cies......................
 Item 14.Management of the Fund......... Management of the Fund
 Item 15.Control Persons and Principal
           Holders of Securities........ Management of the Fund
 Item 16.Investment Advisory and Other   Management of the Fund; Purchase of
              Services..................  Shares; General Information
 Item 17.Brokerage Allocation and Other  Portfolio Transactions and Brokerage
              Practices.................
 Item 18.Capital Stock and Other Securi- General Information
              ties......................
 Item 19.Purchase, Redemption and
           Pricing of Securities Being   Purchase of Shares; Redemption of
           Offered......................  Shares; Determination of Net Asset
                                          Value; Shareholder Services; General
                                          Information
 Item 20.Tax Status..................... Additional Information--Dividends,
                                          Distributions and Taxes
 Item 21.Underwriters................... Purchase of Shares
 Item 22.Calculation of Performance Da-  Performance Data
           ta...........................
 Item 23.Financial Statements........... Financial Statements

PART C

 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

APRIL 25, 1997

                       MERRILL LYNCH PACIFIC FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch Pacific Fund, Inc. (the "Fund") is a non-diversified, open-end, management investment company that seeks long-term capital appreciation primarily through investment in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Malaysia, Singapore and Thailand. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. It is expected that under normal conditions at least 80% of the Fund's net assets will be invested in Far Eastern or Western Pacific corporate securities, primarily common stocks and debt securities convertible into common stocks. The Fund is designed for U.S. investors desiring to achieve diversification of investments by participation in the economies of Far Eastern and Western Pacific countries. The Fund may seek to hedge against investment, interest rate and currency risks through the use of options, futures and foreign currency transactions. Investments on an international basis involve special considerations. See "Risk Factors and Special Considerations." For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 12.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 3.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

  THESE SECURITIES HAVE  NOT BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
      PASSED  UPON THE  ACCURACY  OR ADEQUACY  OF  THIS PROSPECTUS.  ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated April 25, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------
                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                 CLASS A(a)         CLASS B(b)              CLASS C        CLASS D
                 ----------         ----------              -------        -------
SHAREHOLDER
 TRANSACTION
 EXPENSES:
 Maximum Sales
  Charge
  Imposed on
  Purchases (as
  a percentage
  of offering
  price).......    5.25%(c)            None                   None          5.25%(c)
 Sales Charge
  Imposed on
  Dividend
  Reinvestments.    None               None                   None           None
 Deferred Sales
  Charge (as a
  percentage of
  original          None(d)   4.0% during the first   1.0% for one year(f)   None(d)
  purchase                            year,
  price or                   decreasing 1.0% annually
  redemption                 thereafter to 0.0% after
  proceeds,                            the
  whichever is                    fourth year(e)
  lower).......
 Exchange Fee..     None               None                   None           None
ANNUAL FUND OP-
 ERATING EX-
 PENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS):
 Management
  Fees(g)......    0.60%              0.60%                  0.60%          0.60%
 12b-1 Fees(h):
 Account Main-
  tenance
  Fees.........     None              0.25%                  0.25%          0.25%
 Distribution       None              0.75%                  0.75%           None
  Fees.........              (Class B shares convert
                                        to
                                  Class D shares
                                  automatically
                               after approximately
                                   eight years
                             and cease being subject
                                        to
                                distribution fees)
 OTHER EX-
  PENSES:
 Custodial
  Fees.........    0.07%              0.07%                  0.07%          0.07%
 Shareholder
  Servicing
  Costs(i).....    0.15%              0.18%                  0.19%          0.15%
 Other.........    0.05%              0.05%                  0.05%          0.05%
                   -----              -----                  -----          -----
  Total Other      0.27%              0.30%                  0.31%          0.27%
   Expenses....    -----              -----                  -----          -----
 TOTAL FUND OP-
  ERATING EX-      0.87%              1.90%                  1.91%          1.12%
  PENSES.......    =====              =====                  =====          =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 26 and "Shareholder Services--Fee-Based Programs"--page 38.
(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 29.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more are not subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives-- Class A and Class D Shares"--page 26.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 38.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"-- page 38.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 38.

(g) See "Management of the Fund--Management and Advisory Arrangements"--page
    23.

(h) See "Purchase of Shares--Distribution Plans"--page 32.

(i) See "Management of the Fund--Transfer Agency Services"--page 24.

EXAMPLE:

                                                  CUMULATIVE EXPENSES PAID
                                                     FOR THE PERIOD OF:
                                               -------------------------------
                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including the maximum
 $52.50 initial sales charge (Class A and
 Class D shares only) and assuming (1) the
 Total Fund Operating Expenses for each class
 set forth on page 2, (2) a 5% annual return
 throughout the periods and (3) redemption at
 the end of the period (including any
 applicable CDSC for Class B and Class C
 shares):
  Class A.....................................  $61     $79    $ 98     $154
  Class B.....................................  $59     $80    $103     $203*
  Class C.....................................  $29     $60    $103     $223
  Class D.....................................  $63     $86    $111     $182
An investor would pay the following expenses
 on the same $1,000 investment assuming no
 redemption at the end of the period:
  Class A.....................................  $61     $79    $ 98     $154
  Class B.....................................  $19     $60    $103     $203*
  Class C.....................................  $19     $60    $103     $223
  Class D.....................................  $63     $86    $111     $182

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."


                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION
 CLASS        SALES CHARGE(/1/)             FEE         FEE        CONVERSION FEATURE
---------------------------------------------------------------------------------------
  A      Maximum 5.25% initial sales        No           No                No
               charge(/2/)(/3/)
---------------------------------------------------------------------------------------
  B    CDSC for a period of four years,    0.25%        0.75%     B shares convert to
         at a rate of 4.0% during the                            D shares automatically
         first year, decreasing 1.0%                              after approximately
               annually to 0.0%(/4/)                                eight years(/5/)
---------------------------------------------------------------------------------------
  C      1.0% CDSC for one year(/6/)       0.25%        0.75%              No
---------------------------------------------------------------------------------------
  D         Maximum 5.25% initial          0.25%         No                No
              sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
                                             (footnotes continued on next page)

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC for one year. Such CDSC may be waived in connection with certain fee-based programs. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML&Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML&Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over and waived for purchases of Class A shares in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, are modified as described under "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC of 1.0% if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchase may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on

Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended December 31, 1996, are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.

                                                                  CLASS A
                         ----------------------------------------------------------------------------------------------------
                                                        FOR THE YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------------------------------------------------------------
                          1996++    1995++    1994++     1993      1992       1991      1990       1989      1988      1987
                         --------  --------  --------  --------  --------   --------  --------   --------  --------  --------
INCREASE (DECREASE) IN
NET ASSET VALUE:
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of year......  $  22.16  $  21.12  $  21.21  $  15.80  $  18.34   $  16.52  $  20.65   $  19.11  $  16.15  $  34.32
                         --------  --------  --------  --------  --------   --------  --------   --------  --------  --------
Investment income--net.       .11       .11       .10       .07       .05        .04       .10        .07       .20       .00
Realized and unrealized
gain (loss) on
investments and foreign
currency transactions--
net....................      1.21      1.61       .50      5.37     (1.63)      2.73     (1.80)      2.57      5.02      4.16
                         --------  --------  --------  --------  --------   --------  --------   --------  --------  --------
Total from investment
operations.............      1.32      1.72       .60      5.44     (1.58)      2.77     (1.70)      2.64      5.22      4.16
                         --------  --------  --------  --------  --------   --------  --------   --------  --------  --------
Less dividends and dis-
tributions:
 Investment income--
 net...................       --        --        --        --       (.01)      (.11)     (.11)      (.06)     (.19)     (.18)
 In excess of
 investment income--
 net...................     (1.22)      --       (.22)     (.03)      --         --        --         --        --        --
 Realized gain on
 investments--net......      (.68)     (.55)     (.33)      --       (.95)      (.84)    (2.32)     (1.04)    (2.07)   (22.15)
 In excess of realized
 gain on investments--
 net...................       --       (.13)     (.14)      --        --         --        --         --        --        --
                         --------  --------  --------  --------  --------   --------  --------   --------  --------  --------
Total dividends and
distributions..........     (1.90)     (.68)     (.69)     (.03)     (.96)      (.95)    (2.43)     (1.10)    (2.26)   (22.33)
                         --------  --------  --------  --------  --------   --------  --------   --------  --------  --------
Net asset value, end of
year...................  $  21.58  $  22.16  $  21.12  $  21.21  $  15.80   $  18.34  $  16.52   $  20.65  $  19.11  $  16.15
                         ========  ========  ========  ========  ========   ========  ========   ========  ========  ========
TOTAL INVESTMENT RE-
TURN:*
Based on net asset
value per share........      6.09%     8.20%     2.90%    34.41%    (8.76)%    17.04%    (8.39)%    14.49%    34.38%    10.77%
                         ========  ========  ========  ========  ========   ========  ========   ========  ========  ========
RATIOS TO AVERAGE NET
ASSETS:
Expenses...............       .87%      .93%      .91%      .90%      .98%      1.02%     1.07%      1.06%     1.02%      .94%
                         ========  ========  ========  ========  ========   ========  ========   ========  ========  ========
Investment income--net.       .47%      .53%      .47%      .47%      .40%       .43%      .94%       .36%      .95%      .02%
                         ========  ========  ========  ========  ========   ========  ========   ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of year
(in thousands).........  $642,523  $607,598  $587,107  $472,322  $284,674   $304,712  $242,104   $318,613  $288,065  $283,984
                         ========  ========  ========  ========  ========   ========  ========   ========  ========  ========
Portfolio turnover.....     10.65%    26.73%    23.84%    13.25%     7.62%      5.91%    31.06%     18.14%    39.22%    29.41%
                         ========  ========  ========  ========  ========   ========  ========   ========  ========  ========
Average commission rate
paid ##................  $  .0104       --        --        --        --         --        --         --        --        --
                         ========  ========  ========  ========  ========   ========  ========   ========  ========  ========

----
* Total investment returns exclude the effects of sales loads.
++ Based on average shares outstanding during the period.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average commission rate paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                                                CLASS B
                           -------------------------------------------------------------------------------------------------
                                                    FOR THE YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------------------------
                             1996++       1995++      1994++     1993++     1992++     1991++    1990++     1989      1988+
                           ----------   ----------   --------   --------   --------   --------   -------   -------   -------
INCREASE (DECREASE) IN
NET ASSET VALUE:
PER SHARE OPERATING PER-
FORMANCE:
Net asset value, begin-
ning of period...........  $    21.22   $    20.27   $  20.41   $  15.34   $  18.01   $  16.30   $ 20.49   $ 19.09   $ 17.93
                           ----------   ----------   --------   --------   --------   --------   -------   -------   -------
Investment loss--net.....        (.13)        (.10)      (.12)      (.10)      (.12)      (.14)     (.09)     (.06)     (.02)
Realized and unrealized
gain (loss) on invest-
ments and foreign cur-
rency transactions--net..        1.17         1.53        .49       5.17      (1.60)      2.69     (1.78)     2.50      2.38
                           ----------   ----------   --------   --------   --------   --------   -------   -------   -------
Total from investment op-
erations.................        1.04         1.43        .37       5.07      (1.72)      2.55     (1.87)     2.44      2.36
                           ----------   ----------   --------   --------   --------   --------   -------   -------   -------
Less dividends and dis-
tributions:
 Investment income--net..         --           --         --         --         --         --        --        --       (.17)
 In excess of investment
 income--net.............        (.99)         --        (.04)       --         --         --        --        --        --
 Realized gain on
 investments--net........        (.68)        (.38)      (.33)       --        (.95)      (.84)    (2.32)    (1.04)    (1.03)
 In excess of realized
 gain on investments--
 net.....................         --          (.10)      (.14)       --         --         --        --        --        --
                           ----------   ----------   --------   --------   --------   --------   -------   -------   -------
Total dividends and dis-
tributions...............       (1.67)        (.48)      (.51)       --        (.95)      (.84)    (2.32)    (1.04)    (1.20)
                           ----------   ----------   --------   --------   --------   --------   -------   -------   -------
Net asset value, end of
period...................  $    20.59   $    21.22   $  20.27   $  20.41   $  15.34   $  18.01   $ 16.30   $ 20.49   $ 19.09
                           ==========   ==========   ========   ========   ========   ========   =======   =======   =======
TOTAL INVESTMENT RE-
TURN:**
Based on net asset value
per share................        5.00%        7.10%      1.87%     33.05%     (9.72)%    15.87%    (9.29)%   13.39%    13.37%#
                           ==========   ==========   ========   ========   ========   ========   =======   =======   =======
RATIOS TO AVERAGE NET AS-
SETS:
Expenses.................        1.90%        1.96%      1.94%      1.92%      2.00%      2.04%     2.10%     2.10%     2.17%*
                           ==========   ==========   ========   ========   ========   ========   =======   =======   =======
Investment loss--net.....        (.56)%       (.50)%     (.56)%     (.56)%     (.61)%     (.60)%    (.05)%    (.64)%   (1.64)%*
                           ==========   ==========   ========   ========   ========   ========   =======   =======   =======
SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)...........  $1,217,549   $1,041,763   $915,351   $508,008   $165,015   $105,669   $58,013   $59,090   $ 5,952
                           ==========   ==========   ========   ========   ========   ========   =======   =======   =======
Portfolio turnover.......       10.65%       26.73%     23.84%     13.25%      7.62%      5.91%    31.06%    18.14%    39.22%
                           ==========   ==========   ========   ========   ========   ========   =======   =======   =======
Average commission rate
paid ##..................  $    .0104          --         --         --         --         --        --        --        --
                           ==========   ==========   ========   ========   ========   ========   =======   =======   =======

----
* Annualized
** Total investment returns exclude the effects of sales loads.
+ Class B shares commenced operations on October 21, 1988.
++ Based on average shares outstanding during the period.
# Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average commission rate paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

                                       CLASS C                               CLASS D
                          ------------------------------------- ------------------------------------
                           FOR THE YEAR                           FOR THE YEAR
                               ENDED           FOR THE PERIOD        ENDED          FOR THE PERIOD
                           DECEMBER 31,       OCTOBER 21, 1994+   DECEMBER 31,     OCTOBER 21, 1994+
                          -----------------    TO DECEMBER 31,  -----------------   TO DECEMBER 31,
                          1996++    1995++         1994++        1996++   1995++        1994++
                          -------   -------   ----------------- --------  -------  -----------------
INCREASE (DECREASE) IN
NET ASSET VALUE:
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period.....  $ 20.97   $ 20.12        $21.67       $  22.14  $ 21.11       $ 22.70
                          -------   -------        ------       --------  -------       -------
Investment income
(loss)--net.............     (.13)     (.12)         (.03)           .04      .07           --
Realized and unrealized
gain (loss) on
investments and foreign
currency transactions--
net.....................     1.16      1.53          (.86)          1.23     1.60          (.91)
                          -------   -------        ------       --------  -------       -------
Total from investment
operations..............     1.03      1.41          (.89)          1.27     1.67          (.91)
                          -------   -------        ------       --------  -------       -------
Less dividends and
distributions:
 In excess of investment
 income--net............    (1.02)      --           (.19)         (1.16)     --           (.21)
 Realized gain on
 investments--net.......     (.68)     (.45)         (.33)          (.68)    (.51)         (.33)
 In excess of realized
 gain on investments--
 net....................      --       (.11)         (.14)           --      (.13)         (.14)
                          -------   -------        ------       --------  -------       -------
Total dividends and
distributions...........    (1.70)     (.56)         (.66)         (1.84)    (.64)         (.68)
                          -------   -------        ------       --------  -------       -------
Net asset value, end of
period..................  $ 20.30   $ 20.97        $20.12       $  21.57  $ 22.14       $ 21.11
                          =======   =======        ======       ========  =======       =======
TOTAL INVESTMENT
RETURN:**
Based on net asset value
per share...............     5.00%     7.07%        (4.04)%#        5.84%    7.95%        (3.93)%#
                          =======   =======        ======       ========  =======       =======
RATIOS TO AVERAGE NET
ASSETS:
Expenses................     1.91%     1.97%         2.17%*         1.12%    1.18%         1.42%*
                          =======   =======        ======       ========  =======       =======
Investment income
(loss)--net.............     (.58)%    (.59)%        (.79)%*         .16%     .31%          .12%*
                          =======   =======        ======       ========  =======       =======
SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)...  $98,925   $46,092        $7,841       $136,626  $97,946       $22,012
                          =======   =======        ======       ========  =======       =======
Portfolio turnover......    10.65%    26.73%        23.84%         10.65%   26.73%        23.84%
                          =======   =======        ======       ========  =======       =======
Average commission rate
paid##..................  $ .0104       --            --        $  .0104      --            --
                          =======   =======        ======       ========  =======       =======

----
* Annualized
** Total investment returns exclude the effects of sales loads.
+ Commencement of operations.
++ Based on average shares outstanding during the period.
# Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average commission rate paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investments on an international basis involve certain risks not typically involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund will invest primarily in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the values of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in those currencies and the Fund's yield on such assets. The rates of exchange between the dollar and other currencies are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the balance of payments between countries and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Also, many of the securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of the Commission.

  With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. In addition, certain foreign investments may be subject to foreign withholding taxes. See "Additional Information--Taxes."

  Foreign financial markets, while generally growing in volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays or other problems in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

  The Fund anticipates that under normal conditions at least 80% of its net assets will consist of Far Eastern or Western Pacific corporate securities. Because of its emphasis on the economies of Far Eastern and Western Pacific countries and the potential for substantial volatility in many of those countries' markets, the Fund should be considered as a vehicle for diversification and not as a balanced investment program.

  In early 1995, the Fund's shareholders approved a proposal to change the status of the Fund from a diversified to a non-diversified investment company. As a non-diversified investment company, the Fund may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it may not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. Also, as a non-diversified investment company, since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company. The financial information included in "Financial Highlights" above presents information relating to the operations of the Fund as a diversified investment company.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund is designed for U.S. investors seeking diversification of investments by participation in the economies of Far Eastern and Western Pacific countries. The Fund has been structured as an open-end management investment company offering shareholder services and investment plans typical of other U.S. mutual funds. Investors in the Fund obtain professional investment management as to Far Eastern and Western Pacific securities and the liquidity resulting from redeemable shares.

  The Fund's investment objective is to seek long-term capital appreciation primarily through investment in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Malaysia, Singapore and Thailand. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. The Fund anticipates that under normal conditions at least 80% of its assets will consist of Far Eastern or Western Pacific corporate securities, primarily common stocks and debt securities convertible into common stock. The Fund reserves the right as a defensive measure to hold other types of securities, including non-convertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or cash (foreign currencies or U.S. dollars) in such proportions as, in the opinion of management, prevailing market, economic or political conditions warrant. A portion of the portfolio normally will be held in dollars or short-term interest-bearing dollar-denominated securities to provide for possible redemptions. The investment objective of the Fund described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

  The Fund has the ability to invest in debt securities, although it does not presently intend to do so to any significant degree. Consequently, it has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality, sometimes referred to as "junk bonds," are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

  In addition to purchasing equity securities of Far Eastern or Western Pacific issuers in Far Eastern or other markets, the Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of corporations domiciled in Far Eastern or Western Pacific countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

  The Fund may invest up to 10% of its net assets in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock (or other security) of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

HEDGING TECHNIQUES

  The Fund may engage in various portfolio strategies to hedge its portfolio against investment, interest rate and currency risks. These strategies include the use of options on portfolio securities, stock or other financial index options, stock index futures, financial futures, currency options, currency futures, options on such futures and forward foreign exchange transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the net asset value of the Fund's shares will continue to fluctuate and no assurance can be given that the Fund's hedging transactions will be effective, the Manager believes that the ability of the Fund to engage in these hedging transactions will enhance the Fund's ability to reduce the volatility of the net asset value of its shares. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. When the Fund engages in transactions denominated in foreign currencies, it will be subject to the risks of adverse changes in the exchange rates between such foreign currencies and the U.S. dollar, the currency used to value the Fund's assets. Reference is made to the Statement of Additional Information for further information concerning these strategies.

  Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Transactions"), the Manager believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies described below.

  Set forth below is a description of the hedging instruments that the Fund may utilize with respect to investment, interest rate and currency risks.

  Hedging Investment and Interest Rate Risks. The Fund may write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock or other financial index options, stock index futures and financial futures, and related options on such futures, as described below.

  The Fund may write call options with respect to securities it owns which provide the holder of the option with the right to buy the underlying security covered by the option at the stated exercise price until the option expires. The Fund will write only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may also purchase put options, which will provide it with the right to sell the underlying securities at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The Fund may write call options on securities with respect to which it has purchased a put option. By purchasing a put option on a security, the Fund limits its risk of loss on that security. By writing a call option on the security, the Fund will offset, in whole or in part, the cost of purchasing such put option, but limits its opportunity to profit from an increase in value. There is no percentage limitation with respect to portfolio securities on which the Fund may write call options or purchase put options. Although there is no specific time limit on the duration of the options on the Fund's portfolio securities, the Manager does not anticipate entering into any such transactions with a duration of longer than one year.

  The Fund may purchase or write call options and purchase put options on stock or other financial indexes to hedge against the risks of market-wide price movements in the Far Eastern and Western Pacific securities in which the Fund invests. The effectiveness of the hedge will depend on the degree of diversification of the Fund's portfolio and the sensitivity of the securities comprising the portfolio to factors influencing the market as a whole. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock.

  The Fund also may purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities and interest rates, as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract would not require actual delivery of securities, but would result in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in Far Eastern and Western Pacific securities and financial futures contracts in U.S., Far Eastern and Western Pacific government and agency securities and corporate debt securities. It is anticipated that the underlying securities involved in stock index futures contracts will be securities listed on exchanges. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions." There is no percentage limitation with respect to portfolio securities on which the Fund may purchase or sell futures contracts.

  The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the Far Eastern and Western Pacific securities markets and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of stock index futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a stock index futures contract or the purchase of a call option on a stock index future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of fixed-income securities which may be held by the Fund as a temporary defensive measure will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

  The Fund also may write call and purchase put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund would be able to purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of a security or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities that the Fund intends to purchase. Limitations on transactions in options on futures contracts are described below.

  The Fund may engage in options and futures transactions on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC transactions are two-party contracts with prices and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks and dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million.

  To trade futures contracts, the Fund is not required to deposit funds equal to the value of the futures contract. The Fund need only make a deposit, called an "initial margin deposit", equal to a small percentage (typically between 2% and 15%) of the value of the futures contract. As a result, a relatively small adverse move in the price of a futures contract may result in immediate and substantial losses to the Fund. For example, if at the time of purchase 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of that contract would, if the contract were then closed out, result in a total loss of the initial margin deposit before any deduction for brokerage commissions and other transaction costs. A decrease of more than 10% would result in a loss of more than the total initial margin deposit.

  To some extent, options on futures contracts are even more highly leveraged than futures contracts. For example, if an in-the-money call (put) option is sold for its intrinsic value plus a premium representing the time value of that option, a 10% rise (drop) in the value of the underlying futures contract does not create a loss equal to just 10% of the value of the option. Such a rise
(drop) creates a loss approximately equal to 10% of the value of the underlying interest, less the time value depreciation, which loss may be many times greater than the price for which the Fund sold the option. In addition, investors who sell options are required only to deposit a percentage of the value of the option at the time of sale as margin, thereby leveraging the investment even further.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. The Fund will not change or modify this policy, however, prior to the change or modification by the Commission staff of its position.

  Hedging Foreign Currency Risks. The Fund is authorized to deal in forward foreign exchange transactions between currencies of Far Eastern and Western Pacific countries and the U.S. dollar as a hedge against possible variations in the foreign exchange rates between these currencies. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. All dealings in forward foreign exchange will be limited to contracts involving currencies of Far Eastern and Western Pacific countries and the U.S. dollar. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Manager of the Fund. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

  In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then-market price and could result in a loss to the Fund.

  The Fund is also authorized to purchase and sell listed or OTC foreign currency options, futures and related options on such futures as a short or long hedge against possible variations in foreign exchange rates. Unlike forward foreign exchange transactions, which are accomplished by entering into private contractual arrangements, the options and futures which the Fund will purchase and sell will be either exchange or OTC traded, providing a greater degree of market access and liquidity than forward foreign exchange transactions. The Fund may purchase and/or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short (i.e., hedge against a decline in value of the foreign currency) or long (i.e., participate in appreciation of the foreign currency) hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on Far Eastern and Western Pacific currency denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "spread"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "spreads" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) that are issued by a clearing corporation, are traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. The Fund will engage in OTC options only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are generally traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in such currency which it owns, the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate at its custodian U.S. Government or other liquid securities having a market value substantially representing any subsequent net decrease in the market value of such hedged positions, including net positions with respect to cross-currency hedges. The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency options, futures or related options.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool" as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash or cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

  An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") in connection with transactions involving futures contracts and options thereon.

  Risk Factors in Options, Futures and Currency Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities and currencies which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currencies which are the subject of the hedge. There is also a risk of imperfect correlations where the securities or currencies underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. Transactions in options and options on futures contracts involve similar risks.

  The Fund intends to enter into options and futures transactions on an exchange or in the OTC market only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

  The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security and currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading Limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

  Because the Fund will engage in the options and futures transactions described above solely in connection with its hedging activities, the Manager does not believe that such options and futures transactions necessarily will have any significant effect on the Fund's portfolio turnover.

OTHER INVESTMENT POLICIES AND PRACTICES

  Swap Agreements. The Fund is authorized to enter into equity swap agreements, which are contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. For example, swap agreements may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. The swap agreement will be structured to provide for early termination in the event, for example, that the Fund desires to lock in appreciation. If the Fund were to enter into a swap agreement, the Fund would typically receive periodic equity-based payments and make payments based on a variable interest rate.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund, however, will deposit in a segregated account with its custodian liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

  Indexed and Inverse Securities. The Fund may invest in securities whose potential return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. Interest and principal payable on a security also may be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such securities, it will be subject to the risks associated with changes in the particular index or indices, which may include reduced or eliminated interest payments and losses of invested principal. Examples of such types of securities are indexed or inverse securities issued with respect to a stock market index in a particular Far Eastern or Western Pacific country.

  Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities generally will be more volatile than the market values of fixed-rate securities. Management of the Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 20% of its total assets to banks, brokers and other financial institutions and receive collateral in cash (or cash equivalents consisting of securities issued or guaranteed by the governments of the U.S. or Japan or other Far Eastern or Western Pacific countries or their agencies or instrumentalities). Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund typically receives the income on the loaned securities and receives either the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

INVESTMENT RESTRICTIONS

  The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies or instrumentalities). In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 5% of its total assets (taken at acquisition cost or market value) and then only from banks as a temporary measure for extraordinary or emergency purposes.

  As a non-fundamental policy, the Fund will not invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Non-diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information--Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company. Foreign government securities (unlike U.S. Government securities) are not exempt from these diversification requirements.


                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel*--President of the Manager and its affiliate, FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML&Co.; and Director of the Distributor.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  Edward H. Meyer--Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

  Charles C. Reilly--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

  Richard R. West--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

  Edward D. Zinbarg--Former Executive Vice President of The Prudential Insurance Company of America.
--------
*Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager acts as the Fund's investment adviser. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager provides the Fund with management and investment advisory services. The Manager or its affiliate, FAM, acts as the investment adviser for more than 130 registered investment companies and offers portfolio management and portfolio analysis services to individuals and institutions. As of March 31, 1997, the Manager and FAM had a total of approximately $247.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  Pursuant to the management agreement between the Fund and the Manager (the "Management Agreement"), and subject to the direction of the Board of Directors, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors. The Manager performs certain other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

  As compensation for its services, the Manager receives a fee from the Fund at the end of each month at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1996, the management fee paid by the Fund to the Manager aggregated $13,358,223 (based on average net assets of approximately $2.2 billion).

  The Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), a wholly-owned, indirect subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee computed at a rate to be determined from time to time between the Manager and MLAM U.K. for providing investment advisory services to the Manager with respect to the Fund. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Stephen I. Silverman, Vice President of the Fund, is the Fund's Portfolio Manager. Mr. Silverman has been a Vice President and Portfolio Manager of the Manager and its predecessor since 1983. Mr. Silverman has been primarily responsible for the management of the Fund's portfolio since 1983.

  The Management Agreement obligates the Fund to pay certain expenses incurred in its operations, including, among other things, the management fee; legal and audit fees; unaffiliated Directors' fees and expenses; registration fees; custodian and transfer agency fees; accounting and pricing costs; the costs of printing proxies; and certain of the costs of printing shareholder reports, prospectuses and statements of additional information.

  Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended December 31, 1996, the amount of such reimbursement was $211,545. For the fiscal year ended December 31, 1996, the ratio of total expenses to average net assets for Class A, Class B, Class C and Class D shares was 0.87%, 1.90%, 1.91% and 1.12%, respectively.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. The term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class or record- keeping system, provided the record-keeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended December 31, 1996, the Fund paid $3,788,486 to the Transfer Agent pursuant to the Transfer Agency Agreement.

                               PURCHASE OF SHARES

  The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis, depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the orders from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and

Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.



                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS          SALES CHARGE(/1/)             FEE         FEE             FEATURE
------------------------------------------------------------------------------------------
    A       Maximum 5.25% initial sales        No           No                No
                  charge(/2/)(/3/)
------------------------------------------------------------------------------------------
    B     CDSC for a period of four years,    0.25%        0.75%     B shares convert to
            at a rate of 4.0% during the                            D shares automatically
            first year, decreasing 1.0%                              after approximately
                  annually to 0.0%(/4/)                                eight years(/5/)
------------------------------------------------------------------------------------------
    C       1.0% CDSC for one year(/6/)       0.25%        0.75%              No
------------------------------------------------------------------------------------------
    D          Maximum 5.25% initial          0.25%         No                No
                 sales charge(/3/)

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                               SALES LOAD AS     DISCOUNT TO
                                SALES LOAD AS  PERCENTAGE* OF  SELECTED DEALERS
                                PERCENTAGE OF  THE NET AMOUNT  AS PERCENTAGE OF
AMOUNT OF PURCHASE              OFFERING PRICE    INVESTED    THE OFFERING PRICE
------------------              -------------- -------------- ------------------
Less than $25,000.............       5.25%          5.54%            5.00%
$25,000 but less than $50,000.       4.75           4.99             4.50
$50,000 but less than
 $100,000.....................       4.00           4.17             3.75
$100,000 but less than
 $250,000.....................       3.00           3.09             2.75
$250,000 but less than
 $1,000,000...................       2.00           2.04             1.80
$1,000,000 and over**.........       0.00           0.00             0.00

--------
* Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  For the fiscal year ended December 31, 1996, the Fund sold 10,503,252 of its Class A shares for aggregate net proceeds to the Fund of $243,976,070. The gross sales charges for the sale of its Class A shares for that year were $211,777, of which $18,316 and $193,461 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended December 31, 1996, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. During the fiscal year ended December 31, 1996, the Fund sold 10,226,462 of its Class D shares for aggregate net proceeds to the Fund of $234,370,104. The gross sales charges for the sale of its Class D shares for that year were $1,251,336, of which $88,235 and $1,163,101 were received by the Distributor and Merrill Lynch, respectively. During the fiscal year ended December 31, 1996, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint SM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint SM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price.
In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                 CLASS B CDSC
                                                                AS A PERCENTAGE
     YEAR SINCE PURCHASE                                       OF DOLLAR AMOUNT
       PAYMENT MADE                                            SUBJECT TO CHARGE
     -------------------                                       -----------------
     0-1......................................................       4.00%
     1-2......................................................       3.00
     2-3......................................................       2.00
     3-4......................................................       1.00
     4 and thereafter.........................................       0.00

For the fiscal year ended December 31, 1996, the Distributor received CDSCs of $2,814,555 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint SM Program. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. Effective on or about May 12, 1997, the Class B CDSC also will be waived for any Class B shares purchased within eligible Employee Access SM Accounts. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption.

Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended December 31, 1996, the Distributor received CDSCs of $78,003 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.

  The conversion period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended December 31, 1996, the Fund paid the Distributor $12,907,042 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $1.3 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended December 31, 1996, the Fund paid the Distributor $933,762 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $92.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 1996, the Fund paid the Distributor $391,787 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $155.9 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $10,703,000 (0.88% of Class B net assets at that date). As of December 31, 1996, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $23,369,033 (1.92% of Class B net assets at that date). As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded fully allocated accrual revenues by approximately $305,000 (0.31% of Class C net assets at that date). As of December 31, 1996, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $802,489 (0.81% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificates, as the case may be. The signatures on the notice must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule

17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a repurchase of shares. Repurchases directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch BlueprintSM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive, at least quarterly, statements from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares. Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values perClass A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a purchase of the acquired shares and a sale of the exchanged shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash rather than reinvested, in which event payment will be mailed on the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA (R), CBA (R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA (R) or CBA (R) Systematic Redemption Program, subject to certain conditions.

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA (R) or CBA (R) accounts may arrange to have periodic investments made in the Fund in their CMA (R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more through the CMA (R) or CBA (R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions, (each referred to in this paragraph as a "Program") may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified as may the Conversation Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of shares. These programs also generally prohibit such shares form being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. The Fund contemplates that, consistent with the above policy of obtaining the best net results, a portion of its brokerage transactions with respect to equities may be conducted through Merrill Lynch and its affiliates. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. Consistent with the Conduct Rules of the NASD, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund anticipates that its brokerage transactions involving securities of corporations domiciled in Far Eastern or Western Pacific countries will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

  The Fund may invest in securities traded in the OTC markets and deals directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar

Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all of its net investment income and net realized long- or short-term capital gains, if any, to the Fund's shareholders at least annually. See "Additional Information--Determination of Net Asset Value." Dividends and distributions are automatically reinvested in full and fractional shares of the Fund, without a sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification or by telephone call (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash rather than reinvested. Dividends and distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Determination of Net Asset Value" below.

  Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as returns of capital to shareholders, rather than as ordinary income dividends, thereby reducing each shareholder's tax basis in the Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received such a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). See "Additional Information--Taxes."

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

  The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares generally will be higher than the per share net asset value of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. Management of the Fund believes such bid or ask quotation is more indicative of where trading in the security will open on the following business day and is more representative of the security's value at the close of trading on the exchange than is the last sale. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, will be stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes on their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding").

Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on August 5, 1976. As of the date of this Prospectus, the Fund has an authorized capital of 500,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes designated Class A, Class B, Class C and Class D Common Stock. Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, and except as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                           Merrill Lynch Financial Data Services, Inc.
                           P.O. Box 45289
                           Jacksonville, FL 32232-5289

The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                    [This page is intentionally left blank]

        MERRILL LYNCH PACIFIC FUND, INC. -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH BLUEPRINTSM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINTSM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
              [_] Class A shares  [_] Class B shares  [_] Class
                        C shares  [_] Class D shares

of Merrill Lynch Pacific Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)

(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS
     Ordinary Income Dividends            Long-Term Capital
                                          Gains
     SELECT ONE:
             [_] Reinvest                 SELECT ONE:
                                               [_] Reinvest
             [_] Cash                          [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Pacific Fund, Inc. Authorization Form.
Specify type of account (check one): [_] checking  [_] savings
Name on your account ..........................................................
Bank Name .....................................................................
Bank Number ...................... Account Number ............................
Bank Address ..................................................................
I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.
Signature of Depositor ........................................................
Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
   BLUEPRINTSM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINTSM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER


           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH-SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                   ..................., 19....
Dear Sir/Madam:                                    Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Pacific Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:
 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Pacific Fund, Inc. Prospectus.
  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Pacific Fund, Inc. held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                    (If registered in joint names, both must
                                     sign)

  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------
5. FOR DEALER ONLY
    Branch Office, Address, Stamp
                                         We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, Automatic
                                         Investment Plan or Systematic
                                         Withdrawal Plan. We guarantee the
                                         shareholder's signature.

-                                  -

-                                  -
This form when completed, should
be mailed to:

  Merrill Lynch Pacific Fund, Inc.

  c/o Merrill Lynch Financial Data Services, Inc.
                                         .....................................
  P.O. Box 45289                         -----     -------     ...............
                                                Dealer Name and Address
  Jacksonville, FL 32232-5289                                   F/C Last Name

                                         Branch Code F/C
                                                     No.
                                         By: .................................
                                         -----   ---------
                                            Authorized Signature of Dealer

                                         -----   ---------
                                         -----     -------
                                             Dealer's
                                         Customer A/C No.

       MERRILL LYNCH PACIFIC FUND, INC . -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

(Please Print)

Name...............................         Social Security Number or
      First Name    Initial  Last Name       Taxpayer Identification
                                                     Number

Address.......................

 ..............................

Name of Co-Owner (if any)..........
                First Name
                       Initial
                             Last Name

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
                              (Zip Code)
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch Pacific Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one)
 [_] monthly on the 24th day of each month, or [_] quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic
withdrawal on                     or as soon as possible thereafter.
                            (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE):  [_]
$      or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

      [_] Class A shares      [_] Class B shares      [_] Class C
      shares                                   [_] Class D shares

of Merrill Lynch Pacific Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA
           SERVICES, INC.

                                           DRAWN BY MERRILL LYNCH FINANCIAL
You are hereby authorized to draw an              DATA SERVICES, INC.
ACH debit each month on my bank
account for investment in Merrill
Lynch Pacific Fund, Inc. as
indicated below:

                                         To.............................. Bank
                                                       (Investor's Bank)

                                         Bank Address ........................


                                         City...... State...... Zip Code......

  Amount of each ACH debit $........

  Account No. ......................       As a convenience to me, I hereby
                                         request and authorize you to pay and
                                         charge to my account ACH debits
                                         drawn on my account by and payable
                                         to Merrill Lynch Financial Data
                                         Services, Inc. I agree that your
                                         rights in respect to each such debit
                                         shall be the same as if it were a
                                         check drawn on you and signed
                                         personally by me. This authority is
                                         to remain in effect until revoked by
                                         me in writing. Until you receive
                                         such notice, you shall be fully
                                         protected in honoring any such
                                         debit. I further agree that if any
                                         such debit be dishonored, whether
                                         with or without cause and whether
                                         intentionally or inadvertently, you
                                         shall be under no liability.

Please date and invest ACH debits on
the 20th of each month beginning.. or
as soon thereafter as possible.
     (Month)

  I agree that you are drawing these
ACH debits voluntarily at my request
and that you shall not be liable for
any loss arising from any delay in
preparing or failure to prepare any
such debit. If I change banks or
desire to terminate or suspend this
program, I agree to notify you
promptly in writing. I hereby
authorize you to take any action to
correct erroneous ACH debits of my
bank account or purchases of Fund
shares including liquidating shares
of the Fund and crediting my bank
account. I further agree that if a
check or debit is not honored upon
presentation, Merrill Lynch Financial
Data Services, Inc. is authorized to
discontinue immediately the Automatic
Investment Plan and to liquidate
sufficient shares held in my account
to offset the purchase made with the
dishonored debit.

                                         ............   .....................
                                             Date           Signature of
                                                              Depositor

                                         ............   .....................
                                             Bank      Signature of Depositor
                                           Account       (If joint account,
                                            Number         both must sign)

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                             Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table.................................................................    2
Merrill Lynch Select Pricing SM System....................................    3
Financial Highlights......................................................    8
Risk Factors and Special Considerations...................................   11
Investment Objective and Policies.........................................   12
 Hedging Techniques.......................................................   13
 Other Investment Policies and Practices..................................   20
 Investment Restrictions..................................................   21
Management of the Fund....................................................   22
 Board of Directors.......................................................   22
 Management and Advisory Arrangements.....................................   23
 Code of Ethics...........................................................   24
 Transfer Agency Services.................................................   24
Purchase of Shares........................................................   24
 Initial Sales Charge Alternatives--Class A and Class D Shares............   26
 Deferred Sales Charge Alternatives--Class B and Class C Shares...........   29
 Distribution Plans.......................................................   32
 Limitations on the Payment of Deferred Sales Charges.....................   34
Redemption of Shares......................................................   34
 Redemption...............................................................   34
 Repurchase...............................................................   35
 Reinstatement Privilege--Class A and Class D Shares......................   35
Shareholder Services......................................................   36
 Investment Account.......................................................   36
 Exchange Privilege.......................................................   37
 Automatic Reinvestment of Dividends and Capital Gains Distributions......   38
 Systematic Withdrawal Plans..............................................   38
 Automatic Investment Plans...............................................   38
 Fee-Based Programs.......................................................   38
Portfolio Transactions and Brokerage......................................   39
Performance Data..........................................................   40
Additional Information....................................................   41
 Dividends and Distributions..............................................   41
 Determination of Net Asset Value.........................................   41
 Taxes....................................................................   42
 Organization of the Fund.................................................   45
 Shareholder Reports......................................................   45
 Shareholder Inquiries....................................................   45
Authorization Form........................................................   47

                                                           Code #10073-0497





[LOGO] MERRILL LYNCH

Merrill Lynch
Pacific Fund, Inc.

[ART]

PROSPECTUS

    April 25, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                       MERRILL LYNCH PACIFIC FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Pacific Fund, Inc. (the "Fund") is a non-diversified, open-end, management investment company that seeks long-term capital appreciation primarily through investment in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Malaysia and Singapore. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. It is expected that under normal conditions at least 80% of the Fund's net assets will be invested in Far Eastern or Western Pacific corporate securities, primarily common stocks and debt securities convertible into common stocks. The Fund is designed for U.S. investors desiring to achieve diversification of investments by participation in the economies of Far Eastern and Western Pacific countries. The Fund may seek to hedge against investment, interest rate and currency risks through the use of options, futures and foreign currency transactions.

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated April 25, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

 The date of this Statement of Additional Information is April 25, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to seek long-term capital appreciation primarily through investment in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Malaysia, Singapore and Thailand. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  It is anticipated that the Japanese common stocks in which the Fund will invest will primarily be those listed on the First Section of the Tokyo Stock Exchange and that common stocks of corporations in other Far Eastern and Western Pacific countries will be listed on the principal stock exchanges in such countries.

  Many of the securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information concerning certain of the issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies. Securities of many foreign companies may be less liquid and more volatile than securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect U.S. investment in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") will effect portfolio transactions without regard to the holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or political conditions. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended December 31, 1996 and 1995, the Fund's portfolio turnover rates were 10.65% and 26.73%, respectively.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, management of the Fund does not believe that these considerations will have any significant effect on its portfolio strategy.

  Lending of Portfolio Securities. Subject to the investment restrictions set forth in the Prospectus and herein, the Fund may lend securities from its portfolio to approved borrowers and receive collateral in cash (or cash equivalents consisting of securities issued or guaranteed by the governments of the U.S. or Japan or other Far Eastern or Western Pacific countries or their agencies and instrumentalities) which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund typically receives the income on the loaned securities and receives either the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest and other distributions. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by borrower to return the securities involved in such transactions.

HEDGING TECHNIQUES

  Reference is made to the discussion under the caption "Investment Objective and Policies--Hedging Techniques" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies through the use of options and futures transactions and forward foreign exchange transactions. The Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock or other financial index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures and related options on such futures. The Fund is authorized to enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of option and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures that the Fund may utilize.

  Hedging Investment and Interest Rate Risks. The Fund may write (i.e., sell) covered call options on the equity securities in which it may invest and may enter into closing purchase transactions with respect to certain of such options. Covered call options serve as a partial hedge against the decline in price of the underlying security. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified price on or before a specified date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before a specified date, in the case of an option on a securities index. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. When writing a covered call option the Fund may have no control over when it is required to sell the covered securities since, with certain types of options, it may be assigned an exercise notice at any time prior to its termination as a writer. If an option expires unexercised, the Fund will realize a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

  The Fund may also purchase put options to hedge against a decline in the market value of its securities holdings. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction, and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

  The Fund also may engage in transactions in stock or other financial index options and futures, financial futures in U.S. and foreign agency and government securities and corporate debt securities, and related options on such futures. A futures contract is an agreement between two parties to buy and sell a particular commodity, such as a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% to 15% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "mark to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  The Fund has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be "senior security" under the Investment Company Act.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the price of the options and futures contract moves more or less than the prices of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities or currencies which are the subject of the hedge.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

  Hedging Foreign Currency Risks. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 1/10 of 1% due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of Far Eastern and Western Pacific countries and the dollar as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. All dealings in forward exchange will be limited to contracts involving currencies of Far Eastern and Western Pacific countries and the dollar. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Alternatively, no such segregation of funds need be made when the Fund "covers" its open positions. The position is considered "covered" if the Fund holds securities denominated in the currency underlying the forward contract, or in a demonstrably correlated currency, having a value equal to or greater than the Fund's obligation under the forward contract. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year.

  As discussed in the Prospectus, the Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Fund may have to limit its currency transactions to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"); in this regard, the Fund presently intends to limit its gross income from currency hedging transactions to less than 10% of its gross income in any taxable year until such time as the Fund determines that income from such transactions need not be subject to this restriction. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

  Debt Securities. The Fund may hold convertible debt securities and may also invest in other debt securities, although it does not presently intend to do so to any significant degree. The Fund has established no rating criteria for the debt securities in which it may invest. Therefore, the Fund may invest in debt securities either (a) rated in one of the top four rating categories by a nationally recognized rating organization or which, in the Manager's judgment, possess similar credit characteristics ("investment grade securities") or (b) rated below the top four rating categories or which, in the Manager's judgment, possess similar credit characteristics ("high yield/high risk securities"). The Manager considers ratings as one of several factors in its independent credit analysis of issuers.

  Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  High yield/high risk securities frequently have call or redemption features which would permit issuers to repurchase such securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield/high risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of an obligation.

INVESTMENT RESTRICTIONS

  In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, the Fund may not:

    1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    2. Make investments for the purpose of exercising control or management.

    3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    5. Issue senior securities to the extent such issuance would violate applicable law.

    6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors without approval of the Fund's shareholders. Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 5% of its total assets, taken at acquisition cost or market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Fund and may be amended by the Board of Directors without the approval of the Fund's shareholders. The Fund will not change or modify this policy, however, prior to the change or modification by the Commission staff of its position.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firm or any of its affiliates participates as an underwriter or dealer.

  Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund would not satisfy requirements applicable to RICs under the Code.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  Information about the Directors and principal executive officers of the Fund, including their ages and their principal occupations for at least the past five years, is set forth below. Unless otherwise noted, the address of each Director and officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (64)--President and Director(1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Donald Cecil (70)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  Edward H. Meyer (70)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970, and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

  Charles C. Reilly (65)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York. 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

  Richard R. West (59)--Director(2)--Box 604, Genoa, Nevada 89491. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's, Inc. (real estate company).

  Edward D. Zinbarg (62)--Director(2)--5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

  Terry K. Glenn (56)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (63)--Executive Vice President(1)(2)--Senior Vice President of the Manager and FAM since 1982.

  Donald C. Burke (36)--Vice President(1)(2)--Vice President and Director of Taxation of the Manager since 1990.

  Stephen I. Silverman (46)--Vice President(1)(2)--Vice President of the Manager and Portfolio Manager since 1983.

  Gerald M. Richard (47)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of one or more other investment companies for which the Manager, or its affiliate, FAM, acts as investment adviser or manager.

  At March 31, 1996, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF DIRECTORS

  The Fund pays each Director who is not affiliated with the Manager (each, a "non-affiliated Director") a fee of $3,500 per year plus $500 per Board meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, at a rate of $500 per meeting attended. The Chairman of the Committee receives an additional fee of $250 per meeting attended. Fees and expenses paid to the non-affiliated Directors aggregated $40,398 for the fiscal year ended December 31, 1996.

  The following table sets forth for the fiscal year ended December 31, 1996, compensation paid by the Fund to the non-affiliated Directors and for the year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Directors.

                                           PENSION OR    AGGREGATE COMPENSATION
                                           RETIREMENT     FROM FUND AND OTHER
                                        BENEFITS ACCRUED    MLAM/FAM ADVISED
    NAME OF                COMPENSATION AS PART OF FUND      FUNDS PAID TO
    DIRECTOR                FROM FUND       EXPENSES          DIRECTORS(1)
    --------               ------------ ---------------- ----------------------
Donald Cecil..............    $9,000          None              $268,933
Edward H. Meyer...........    $7,000          None              $227,933
Charles C. Reilly.........    $8,000          None              $293,833
Richard R. West...........    $8,000          None              $269,833
Edward D. Zinbarg.........    $8,000          None              $127,333

--------

(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. West (41 registered investment companies consisting of 54 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Pursuant to the Fund's management agreement (the "Management Agreement"), and subject to the direction of the Board of Directors, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

  Securities held by the Fund may also be held by other clients to which the Manager or its affiliate, FAM, provides investment advice. Transactions based upon such advice during the same period by more than one client of the Manager or FAM may increase the demand for securities being purchased or the supply of securities being sold and thereby may have an adverse effect on price.

  As compensation for its services, the Manager receives a fee from the Fund at the end of each month at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal years ended December 31, 1994, 1995 and 1996, the total management fees paid by the Fund to the Manager aggregated $8,074,688, $9,381,493 and $13,358,223, respectively.

  Under the Management Agreement, the Manager agrees to furnish the Fund with administrative services, office space, equipment and facilities for management of the Fund's affairs and to pay all compensation of officers of the Fund as well as all Directors of the Fund who are affiliated persons of the Manager. The Fund pays all other expenses incurred in its operation including, among other things, taxes; expenses for legal and auditing services; accounting services; allocated portions of clerical salaries related to Fund activities; the expense of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information (except to the extent paid by the Distributor) and notices to its shareholders; costs of printing stock certificates; charges of the custodian and transfer agent; expenses of redemption of shares; Commission fees; the cost of issuing shares of the Fund and registering shares of the Fund under Federal, state and foreign laws; shareholder meeting and related proxy solicitation expenses; costs of conducting shareholder relations; fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Manager; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other like expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal years ended December 31, 1994, 1995 and 1996 the amounts of such reimbursement were $157,585, $133,747 and $211,545, respectively. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the vote of the holders of a majority of the Fund's voting securities (as defined in the Investment Company Act) or by its Board of Directors and (b) by a majority of Directors who are not parties to such agreement or interested persons of any such party. Such agreement will terminate upon assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by the Manager, or its affiliate, FAM. Funds advised by the Manager or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

  For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund sold its shares through the Distributor and Merrill Lynch, as dealers. The gross sales charges for the sale of Class A shares of the Fund for the fiscal year ended December 31, 1994, were $3,046,441, of which $200,828 and $2,845,613 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class A shares of the Fund for the fiscal year ended December 31, 1995, were $267,481, of which $22,264 and $245,217 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class A shares of the Fund for the fiscal year ended December 31, 1996, were $211,777, of which $18,316 and $193,461 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to December 31, 1994, were $195,085, of which $183,381 and $11,704 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class D shares for the fiscal year ended December 31, 1995, were $1,047,900, of which $74,607 and $973,293 were received by the Distributor and Merrill Lynch, respectively. The gross sales charges for the sale of Class D shares for the fiscal year ended December 31, 1996, were $1,251,336, of which $88,235 and $1,163,101 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended December 31, 1994, the Distributor received contingent deferred sales charges ("CDSCs") of $26,322, with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver, all of which were paid to Merrill Lynch. For the fiscal year ended December 31, 1995, the Distributor received CDSCs of $112, with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver, all of which were paid to Merrill Lynch. For the fiscal year ended December 31, 1996, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended December 31, 1995, the Distributor received CDSCs of $999, with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver, all of which were paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to December 31, 1994 and for the fiscal year ended December 31, 1996, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  The term "purchase" as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the above quantity discounts only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations), and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met: first, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be reinvested immediately in Eligible Class A or Class D Shares; second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering; third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account; and fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. The Fund offers a right of accumulation under which investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor (in the case of a purchase made through a securities dealer) must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification for such right of accumulation. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch Blueprint SM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group Individual Retirement Accounts ("IRAs") and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund, and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual fund and such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption, and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Employee Access SM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access SM Accounts available through authorized employers. The initial minimum for such accounts is $500 except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Acquisition of Assets of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and to its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholder, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of December 31, 1996 with respect to Class B and Class C shares, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum for the periods indicated.

                                                  DATA CALCULATED AS OF DECEMBER 31, 1996
                             ----------------------------------------------------------------------------------
                                                               (IN THOUSANDS)
                                                                                                      ANNUAL
                                                   ALLOWABLE                                       DISTRIBUTION
                                        ALLOWABLE   INTEREST                AMOUNTS                   FEE AT
                              ELIGIBLE  AGGREGATE      ON      MAXIMUM     PREVIOUSLY    AGGREGATE   CURRENT
                               GROSS      SALES      UNPAID     AMOUNT      PAID TO       UNPAID    NET ASSET
                             SALES(/1/)  CHARGES  BALANCE(/2/) PAYABLE  DISTRIBUTOR(/3/)  BALANCE   LEVEL(/4/)
                             ---------- --------- ------------ -------- ---------------- --------- ------------
CLASS B SHARES, FOR THE
 PERIOD OCTOBER 21, 1988
 (COMMENCEMENT OF
 OPERATIONS) TO DECEMBER
 31, 1996:
Under NASD Rule as Adopted.  $1,413,505  $88,344    $18,153    $106,497     $36,975       $69,522     $9,132
Under Distributor's
 Voluntary Waiver..........  $1,413,505  $88,344    $ 7,068    $ 95,412     $36,975       $58,437     $9,132
CLASS C SHARES, FOR THE
 PERIOD OCTOBER 21, 1994
 (COMMENCEMENT OF
 OPERATIONS) TO DECEMBER
 31, 1996:
Under NASD Rule As Adopted.  $  105,521  $ 6,595    $   601    $  7,196     $   975       $ 6,221     $  742

--------
(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares--Distribution Plans" in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to receive payment with respect to any redemption of shares may be suspended by the Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which
(i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived (i) on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from an IRA or other retirement plan or (ii) on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are:
(a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended December 31, 1994, 1995 and 1996, the Distributor received CDSCs of $1,830,114, $3,023,322 and $2,814,555, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, the Distributor received CDSCs of $1, $18,089 and $78,003, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  Merrill Lynch Blueprint SM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. The Fund contemplates that, consistent with the above policy of obtaining the best net results, a portion of its brokerage transactions with respect to equities may be conducted through Merrill Lynch and its affiliates. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund anticipates that its brokerage transactions involving securities of corporations domiciled in Far Eastern or Western Pacific countries will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

  Foreign equity securities may be held by the Fund in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in the OTC markets. ADRs and GDRs traded in the U.S., like other securities traded in the U.S., will be subject to negotiated commission rates.

  The Fund may invest in securities traded in the OTC markets and intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and any of its affiliates, in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies--Investment Restrictions."

  The Board of Directors has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the management fee paid by the Fund. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

  For the fiscal year ended December 31, 1996, the Fund paid total brokerage commissions of $1,961,877, of which $91,743, or 4.7%, was paid to Merrill Lynch for effecting 3.8% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended December 31, 1995, the Fund paid total brokerage commissions of $2,622,844, of which $95,598, or 3.6%, was paid to Merrill Lynch for effecting 3.7% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended December 31, 1994, the Fund paid total brokerage commissions of $3,851,175, of which $21,610, or 0.6%, was paid to Merrill Lynch for effecting 0.9% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.

                        DETERMINATION OF NET ASSET VALUE

  Net asset value per share is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,

Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

  Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials among the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. Management of the Fund believes such bid or ask quotation is more indicative of where trading in the security will open on the following business day and is more representative of the security's value at the close of trading on the exchange than is the last sale. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities that are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, will be stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Fund's shares through the Merrill Lynch BlueprintSM Program. Certain of these services are available only to U.S. investors. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases, the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Fund's transfer agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's transfer agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for the shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint no minimum charge to the investor's bank account is required. Investors who maintain CMA (R) or CBA (R) accounts may arrange to have periodic investments made in the Fund in their CMA (R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA (R) or CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to the Fund's transfer agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash rather than reinvested. To be effective as to a particular distribution, such notification must be received by the transfer agent sufficiently in advance of the record date (approximately ten days) to permit the change to be entered in the shareholder records.

  Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's Investment Account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at the net asset value next determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value next determined after the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a Class A or Class D shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are automatically reinvested in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will accept additions of Class A or Class D shares to an Investment Account in which an election has been made to receive systematic withdrawals only if such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a Class A or Class D shareholder whose shares are held with a CMA (R), CBA (R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA (R) or CBA (R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month; bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month; and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA (R) or CBA (R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA (R) or CBA (R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill
Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows:
Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively ("new Class B or Class C shares"), of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of that fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of other MLAM-advised mutual funds, with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all of its net investment income and net realized long- or short-term capital gains, if any, to the Fund's shareholders at least annually. See "Shareholder Services" for information concerning the manner in which dividends and distributions are automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to investors whether received in cash or reinvested in additional shares of the Fund. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value."

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes on their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities"), as previously described. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code
Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain developing Asia-Pacific countries in which the Fund intends to invest. No such regulations have been issued.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (ii) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

  Set forth in the tables following is total return information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                  CLASS A SHARES             CLASS B SHARES
                            -------------------------- --------------------------
                                          REDEEMABLE                 REDEEMABLE
                            EXPRESSED AS  VALUE OF A   EXPRESSED AS  VALUE OF A
                            A PERCENTAGE HYPOTHETICAL  A PERCENTAGE HYPOTHETICAL
                             BASED ON A     $1,000      BASED ON A     $1,000
                            HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT
                               $1,000       THE END       $1,000       THE END
PERIOD                       INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD
------                      ------------ ------------- ------------ -------------
                                         AVERAGE ANNUAL TOTAL RETURN
                                (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 One Year Ended December
  31, 1996................       0.52 %   $ 1,005.20      1.12 %      $1,011.20
 Five Years Ended December
  31, 1996................       6.54 %   $ 1,372.60      6.59 %      $1,376.10
 Ten Years Ended December
  31, 1996................       9.63 %   $ 2,508.00         --             --
 Inception (October 21,
  1988) to
  December 31, 1996.......          --           --       7.86 %      $1,859.10
                                             ANNUAL TOTAL RETURN
                                 (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Year Ended December 31,
  1996....................       6.09 %   $ 1,060.90      5.00 %      $1,050.00
 Year Ended December 31,
  1995....................       8.20 %   $ 1,082.00      7.10 %      $1,071.00
 Year Ended December 31,
  1994....................       2.90 %   $ 1,029.00      1.87 %      $1,018.70
 Year Ended December 31,
  1993....................      34.41 %   $ 1,344.10     33.05 %      $1,330.50
 Year Ended December 31,
  1992....................      (8.75)%   $   912.50     (9.72)%      $  902.80
 Year Ended December 31,
  1991....................      17.04 %   $ 1,170.40     15.87 %      $1,158.70
 Year Ended December 31,
  1990....................      (8.39)%   $   916.10     (9.29)%      $  907.10
 Year Ended December 31,
  1989....................      14.49 %   $ 1,144.90     13.39 %      $1,133.90
 Year Ended December 31,
  1988....................      34.38 %   $ 1,343.80         --             --
 Inception (October 21,
  1988) to
  December 31, 1988.......                               13.37 %      $1,133.70
 Year Ended December 31,
  1987....................      10.77 %   $ 1,107.70         --             --
 Year Ended December 31,
  1986....................      77.78 %   $ 1,777.80         --             --
 Year Ended December 31,
  1985....................      40.96 %   $ 1,409.60         --             --
 Year Ended December 31,
  1984....................       2.92 %   $ 1,029.20         --             --
 Year Ended December 31,
  1983....................      38.54 %   $ 1,385.40         --             --
 Year Ended December 31,
  1982....................       0.46 %   $ 1,004.60         --             --
 Year Ended December 31,
  1981....................      22.22 %   $ 1,222.20         --             --
 Year Ended December 31,
  1980....................      38.49 %   $ 1,384.90         --             --
                                           AGGREGATE TOTAL RETURN
                                (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 Inception (September 23,
  1976) to
  December 31, 1996.......   1,744.06 %   $18,440.60         --             --
 Inception (October 21,
  1988) to
  December 31, 1996.......          --           --      85.91 %      $1,859.10

                                CLASS C SHARES             CLASS D SHARES
                          -------------------------- --------------------------
                                        REDEEMABLE                 REDEEMABLE
                          EXPRESSED AS  VALUE OF A   EXPRESSED AS  VALUE OF A
                          A PERCENTAGE HYPOTHETICAL  A PERCENTAGE HYPOTHETICAL
                           BASED ON A     $1,000      BASED ON A     $1,000
                          HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT
                             $1,000       THE END       $1,000       THE END
         PERIOD            INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD
         ------           ------------ ------------- ------------ -------------
                                       AVERAGE ANNUAL TOTAL RETURN
                              (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December
 31, 1996................    4.03 %      $1,040.30      0.29 %      $1,002.90
Inception (October 21,
 1994) to
 December 31, 1996.......    3.52 %      $1,078.80      1.81 %      $1,040.00
                                           ANNUAL TOTAL RETURN
                              (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended December 31,
 1996....................    5.00 %      $1,050.00      5.84 %      $1,058.40
Year Ended December 31,
 1995....................    7.07 %      $1,070.70      7.95 %      $1,079.50
Inception (October 21,
 1994) to
 December 31, 1994.......   (4.04)%      $  959.60     (3.93)%      $  960.70
                                         AGGREGATE TOTAL RETURN
                              (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994) to
 December 31, 1996.......    7.88 %      $1,078.80      4.00 %      $1,040.00

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on August 5, 1976. As of the date of this Statement of Additional Information, the Fund has an authorized capital of 500,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Fund. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on December 31, 1996, and its shares outstanding on that date follows:

                             CLASS A       CLASS B       CLASS C      CLASS D
                           ------------ -------------- ------------ ------------
Net Assets...............  $642,522,760 $1,217,549,379 $ 98,924,569 $136,626,089
                           ============ ============== ============ ============
Number of Shares Out-
 standing................    29,778,805     59,144,398    4,872,374    6,333,714
                           ============ ============== ============ ============
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding)............  $      21.58 $        20.59 $      20.30 $      21.57
Sales Charge (for Class A
 and Class D shares:
 5.25% of offering price
 (5.54% of net asset
 value per share))*......          1.20             **           **         1.20
                           ------------ -------------- ------------ ------------
Offering Price...........  $      22.78 $        20.59 $      20.30 $      22.77
                           ============ ============== ============ ============

                                                        (footnotes on next page)

--------
 *Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as custodian of the Fund's assets. The Custodian, under its contract with the Fund, is authorized to establish separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts in any office of approved subcustodians outside of the U.S. and with certain foreign banks and securities depositories. The Custodian and subcustodians are responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on March 31, 1997.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

February 7, 1997

SCHEDULE OF INVESTMENTS
                             Shares Held/                                                                 Value    Percent of
Industry                     Face Amount         Investments                               Cost         (Note 1a)  Net Assets
Japanese Securities

Automobile                     4,794,000     Suzuki Motor Corp.                      $   50,657,289   $   43,882,902    2.1%


Beverage                         380,000     Chukyo Coca-Cola Bottling Co., Ltd.          5,420,506        3,445,596    0.2
                                 424,000     Hokkaido Coca-Cola Bottling Co., Ltd.        6,399,350        5,235,924    0.2
                                 386,000     Kinki Coca-Cola Bottling Co., Ltd.           7,430,096        4,466,667    0.2
                                 476,000     Mikuni Coca-Cola Bottling Co., Ltd.          8,487,431        6,165,803    0.3
                                 470,000     Sanyo Coca-Cola Bottling Co., Ltd.           7,028,799        6,291,019    0.3
                                                                                     --------------   --------------  ------
                                                                                         34,766,182       25,605,009    1.2


Capital Goods                 13,543,000     Mitsubishi Heavy Industries, Ltd.           99,257,428      107,595,510    5.1


Chemicals                      3,311,000     Shin-Etsu Chemical Co., Ltd.                59,267,110       60,329,965    2.9


Consumer                YEN  409,000,000     Matsushita Electric Works, Ltd.--
Electronics                                  C.E.W. #8, 2.70% due 5/31/2002
                                             (Convertible)                                4,543,868        4,104,128    0.2


Containers                     1,912,000     Toyo Seikan Kaisha, Ltd.                    57,600,127       46,066,321    2.2


Electric                       1,715,000     Chudenko Corp.                              55,422,513       49,465,458    2.4
Construction                   3,365,000     Kinden Corp.                                53,752,777       42,716,321    2.0
                               1,232,000     Taihei Dengyo Kaisha, Ltd.                  24,789,475       12,234,888    0.6
                                                                                     --------------   --------------  ------
                                                                                        133,964,765      104,416,667    5.0

Electric Equipment             3,657,000     Murata Manufacturing Co., Ltd.             125,919,983      121,584,197    5.8
                               2,557,000     NEC Corporation                             37,256,072       30,913,644    1.5
                               1,138,000     Rohm Co., Ltd.                              51,505,961       74,687,392    3.6
                                     169     Sumitomo Electric Industries, Ltd.,
                                             #1 YEN (Warrants) (a)                          185,351          212,345    0.0
                                                                                     --------------   --------------  ------
                                                                                        214,867,367      227,397,578   10.9


Iron & Steel                     475,000     Maruichi Steel Tube, Ltd.                    6,023,843        8,203,800    0.4


Office Equipment               6,250,000     Canon, Inc.                                101,729,125      138,169,257    6.6


Pharmaceuticals                2,764,000     Sankyo Co., Ltd.                            62,555,171       78,289,465    3.7


Property & Casualty            8,790,000     Dai-Tokyo Fire & Marine
Insurance                                    Insurance Co., Ltd.                         53,840,330       46,682,643    2.2
                               4,492,000     Fuji Fire & Marine Insurance
                                             Co., Ltd.                                   16,261,457       16,796,511    0.8
                               7,539,000     Koa Fire & Marine Insurance
                                             Co., Ltd.                                   45,292,612       36,588,238    1.8
                               8,191,000     Nichido Fire & Marine Insurance
                                             Co., Ltd.                                   46,307,188       46,684,456    2.2
                               7,119,000     Sumitomo Marine & Fire Insurance
                                             Co., Ltd.                                   61,618,176       44,263,212    2.1
                               4,662,000     Tokio Marine & Fire Insurance
                                             Co., Ltd.                                   46,990,608       43,882,383    2.1
                                                                                     --------------   --------------  ------
                                                                                        270,310,371      234,897,443   11.2


Retailing                      1,524,000     Ito-Yokado Co., Ltd.                        75,480,112       66,329,534    3.2
                                 364,000     Sangetsu Co., Ltd.                           8,382,717        7,606,908    0.3
                                 352,000     Senshukai Co., Ltd.                          5,696,494        3,617,271    0.2
                                                                                     --------------   --------------  ------
                                                                                         89,559,323       77,553,713    3.7


Tires & Rubber                 4,660,000     Bridgestone Corporation                     79,461,992       88,531,952    4.2


                                             Total Investments in Japan               1,264,563,961    1,245,043,710   59.4

SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                 Value    Percent of
Industry                     Face Amount         Investments                               Cost         (Note 1a)  Net Assets
Australian Securities

Food & Beverage                4,635,222     Coca-Cola Amatil, Ltd.                  $   27,179,148   $   49,513,395    2.4%


Leisure                       19,143,824     Village Roadshow Ltd. 'A' (Preferred)       39,878,042       51,997,766    2.5


Property                       6,088,350     Lend Lease Corp.                            78,133,814      117,982,969    5.6


                                             Total Investments in Australia             145,191,004      219,494,130   10.5


Hong Kong Securities


Banking                        6,270,687     HSBC Holdings PLC                           89,303,492      134,186,540    6.4


Conglomerates                  8,641,035     Hutchison Whampoa Ltd.                      48,780,672       67,874,693    3.2


Diversified                    3,876,250     Swire Pacific Ltd. 'A'                      31,942,177       36,963,206    1.8


Food & Beverage               89,268,176     C.P. Pokphand Co. Ltd. (Ordinary)           31,086,450       34,915,468    1.7


Property                       9,955,000     Cheung Kong (Holdings) Ltd.                 72,205,602       88,493,179    4.2
                               4,429,000     Henderson Land Development
                                             Company Ltd.                                44,245,009       44,667,960    2.1


Transportation                 4,412,000   ++Guangshen Railway Company Ltd.               1,681,003        1,911,068    0.1


                                             Total Investments in Hong Kong             319,244,405      409,012,114   19.5

Indian Securities


Banking                        3,257,000     Industrial Development Bank of India        11,173,586        7,926,126    0.4
                                   5,100     SCICI, Ltd.                                     15,309            3,745    0.0
                                                                                     --------------   --------------  ------
                                                                                         11,188,895        7,929,871    0.4


Broadcast/Media                  620,000   ++BITV                                         3,557,823          190,769    0.0


Diversified Mutual Fund        1,929,400     Master Plus                                  1,146,844          680,012    0.0


Financial Services                72,000     Housing Development Finance Corp. Ltd.       5,781,901        4,534,993    0.2


                                             Total Investments in India                  21,675,463       13,335,645    0.6


Indonesian Securities


Pharmaceuticals                3,268,000     P.T. Kalbe Farma                             5,525,626        3,737,230    0.2


                                             Total Investments in Indonesia               5,525,626        3,737,230    0.2


Malaysian Securities


Conglomerates                 34,564,000     Renong BHD                                  57,253,457       61,325,434    2.9


Transportation                 3,661,000     Malaysian International Shipping BHD        12,515,710       10,874,257    0.5


                                             Total Investments in Malaysia               69,769,167       72,199,691    3.4

SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                 Value    Percent of
Industry                     Face Amount         Investments                               Cost         (Note 1a)  Net Assets
New Zealand Securities

Diversified                   45,962,584     Guiness Peat Group PLC                  $   18,582,889   $   26,668,962    1.3%


                                             Total Investments in New Zealand            18,582,889       26,668,962    1.3


Singaporean Securities


Food                           1,949,000     Cerebos Pacific Ltd.                         2,790,119       14,490,706    0.7


Transportation                   300,000     Singapore Bus Co. Ltd.--
                                             Foreign Registered                           1,060,285        1,554,904    0.1


                                             Total Investments in Singapore               3,850,404       16,045,610    0.8


South Korean Securities


Banking                          540,000     Hana Bank (GDR) (b)                          8,213,400        8,167,500    0.4


Textiles                           3,080     Taekwang Industries Co.                        716,353        1,111,359    0.0


                                             Total Investments in South Korea             8,929,753        9,278,859    0.4

Thailand Securities


Banking                  US$  18,931,000     Bangkok Bank Public Company Ltd.,
                                             3.25% due 3/03/2004 (Convertible)           21,743,755       18,457,725    0.9
                         US$  19,535,000     Siam Commercial Bank Public Co.,
                                             3.25% due 1/24/2004 (Convertible)           25,441,125       17,239,637    0.8


                                             Total Investments in Thailand               47,184,880       35,697,362    1.7


                          Nominal Value                                                    Premiums
                       Covered by Options               Issue                                Paid

Currency Put Options Purchased

                             152,000,000     Japanese Yen, expiring July 1997
                                             at YEN 113                                   2,606,800        4,795,600    0.2
                             381,922,622     Japanese Yen, expiring September 1997
                                             at YEN 112                                   5,843,416       13,672,830    0.7
                             438,100,106     Japanese Yen, expiring October 1997
                                             at YEN 114                                   6,440,072       12,266,803    0.6
                             380,000,000     Japanese Yen, expiring November 1997
                                             at YEN 115                                   5,035,000        9,576,000    0.5
                             383,052,583     Japanese Yen, expiring November 1997
                                             at YEN 114                                   5,152,057       11,089,372    0.5


                                             Total Currency Put Options Purchased        25,077,345       51,400,605    2.5


                                             Total Investments                        1,929,594,897    2,101,913,918  100.3

SCHEDULE OF INVESTMENTS (concluded)
                          Nominal Value                                                  Premiums       Value      Percent of
                       Covered by Options           Issue                                Received     (Note 1a)    Net Assets
Call Options Written

                                 696,794     HSBC Holdings, expiring January
                                             1997 at HK$174.48                       $      (81,477)   $    (113,519)  (0.0)%
                               3,876,250     Swire Pacific 'A', expiring
                                             January 1997 at HK$73.3293                    (298,886)        (180,432)  (0.0)


                                             Total Call Options Written                    (380,363)        (293,951)   0.0


Total Investments, Net of Options Written                                            $1,929,214,534    2,101,619,967  100.3
                                                                                     ==============
Unrealized Appreciation on Forward Foreign Exchange Contracts*                                             1,127,299    0.0

Liabilities in Excess of Other Assets                                                                     (7,124,469)  (0.3)
                                                                                                      --------------  ------
Net Assets                                                                                            $2,095,622,797  100.0%
                                                                                                      ==============  ======


(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Global Depositary Receipts (GDR).
  *Forward foreign exchange contracts as of December 31, 1996 were as follows:
                                                            Unrealized
                                                           Appreciation
                                         Expiration       (Depreciation)
   Foreign Currency Purchased               Date             (Note 1b)

   YEN   7,957,445,461                   April 1997       $(6,596,125)

   Total (US$ Commitment--$76,133,940)                     (6,596,125)
                                                           ===========

   Foreign Currency Sold

   YEN   7,957,445,461                   April 1997        $ 7,723,424

   Total (US$ Commitment--$77,261,239)                       7,723,424
                                                           -----------
   Total Unrealized Appreciation--Net on
   Forward Foreign Exchange Contracts                      $ 1,127,299
                                                           ===========

 ++Non-income producing security.



See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1996
Assets:             Investments, at value (identified cost--$1,904,517,552)
                    (Note 1a)                                                                             $2,050,513,313
                    Options purchased, at value (premiums paid--$25,077,345)
                    (Notes 1a & 1b)                                                                           51,400,605
                    Unrealized appreciation on forward foreign exchange contracts
                    (Note 1b)                                                                                  1,127,299
                    Foreign cash (Note 1c)                                                                     7,984,813
                    Receivables:
                      Securities sold                                                    $    8,822,176
                      Capital shares sold                                                     3,831,931
                      Interest                                                                1,114,579
                      Dividends                                                                 883,265       14,651,951
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                         102,602
                                                                                                          --------------
                    Total assets                                                                           2,125,780,583
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$380,363)
                    (Notes 1a & 1b)                                                                              293,951
                    Payables:
                       Capital shares redeemed                                               16,215,708
                       Distributor (Note 2)                                                   1,215,063
                       Investment adviser (Note 2)                                            1,134,370       18,565,141
                                                                                         --------------
                    Accrued expenses and other liabilities                                                    11,298,694
                                                                                                          --------------
                    Total liabilities                                                                         30,157,786
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,095,622,797
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    2,977,881
                    Class B Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              5,914,440
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                487,237
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                633,371
                    Paid-in capital in excess of par                                                       1,914,308,850
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net                                                    (1,695,543)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        172,996,561
                                                                                                          --------------
                    Net assets                                                                            $2,095,622,797
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $642,522,760 and 29,778,805
                             shares outstanding                                                           $        21.58
                                                                                                          ==============
                    Class B--Based on net assets of $1,217,549,379 and 59,144,398
                             shares outstanding                                                           $        20.59
                                                                                                          ==============
                    Class C--Based on net assets of $98,924,569 and 4,872,374
                             shares outstanding                                                           $        20.30
                                                                                                          ==============
                    Class D--Based on net assets of $136,626,089 and 6,333,714
                             shares outstanding                                                           $        21.57
                                                                                                          ==============



                    See Notes to Financial Statements.

Statement of Operations for the Year Ended December 31, 1996
Investment          Dividends (net of $1,581,063 foreign withholding tax)                                 $   23,685,611
Income              Interest and discount earned (net of $10,245 foreign
(Notes 1d & 1e):    withholding tax)                                                                           6,054,339
                                                                                                          --------------
                    Total income                                                                              29,739,950
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   13,358,223
                    Account maintenance and distribution fees--Class B (Note 2)              12,907,042
                    Transfer agent fees--Class B (Note 2)                                     2,328,675
                    Custodian fees                                                            1,597,190
                    Transfer agent fees--Class A (Note 2)                                     1,043,663
                    Account maintenance and distribution fees--Class C (Note 2)                 933,762
                    Account maintenance fees--Class D (Note 2)                                  391,787
                    Registration fees (Note 1f)                                                 336,777
                    Printing and shareholder reports                                            286,206
                    Transfer agent fees--Class D (Note 2)                                       239,946
                    Accounting services (Note 2)                                                211,545
                    Transfer agent fees--Class C (Note 2)                                       176,202
                    Professional fees                                                           155,438
                    Directors' fees and expenses                                                 40,398
                    Pricing fees                                                                  2,474
                    Other                                                                        49,618
                                                                                         --------------
                    Total expenses                                                                            34,058,946
                                                                                                          --------------
                    Investment loss--net                                                                      (4,318,996)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                       76,777,085
(Loss) on             Foreign currency transactions--net                                    101,392,679      178,169,764
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (64,248,496)
(Notes 1b, 1c,        Foreign currency transactions--net                                     (6,512,457)     (70,760,953)
1d & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                            107,408,811
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  103,089,815
                                                                                                          ==============



                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    December 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment loss--net                                                 $   (4,318,996)  $   (1,485,553)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       178,169,764       55,186,276
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (70,760,953)       69,105,817
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    103,089,815      122,806,540
                                                                                         --------------   --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                                               (34,551,177)              --
Shareholders          Class B                                                               (55,727,358)              --
(Note 1g):            Class C                                                                (4,707,430)              --
                      Class D                                                                (6,918,235)              --
                    Realized gain on investments--net:
                      Class A                                                               (19,254,820)     (14,499,563)
                      Class B                                                               (38,434,097)     (18,356,327)
                      Class C                                                                (3,161,360)        (910,272)
                      Class D                                                                (4,073,091)      (1,710,133)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --       (3,585,642)
                      Class B                                                                        --       (4,539,392)
                      Class C                                                                        --         (225,104)
                      Class D                                                                        --         (422,904)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (166,827,568)     (44,249,337)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                      365,961,817      182,530,658
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase in net assets                                            302,224,064      261,087,861
                    Beginning of year                                                     1,793,398,733    1,532,310,872
                                                                                         --------------   --------------
                    End of year                                                          $2,095,622,797   $1,793,398,733
                                                                                         ==============   ==============


                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios
have been derived from information provided
in the financial statements.                                                      Class A
                                                                       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:             1996++          1995++          1994++          1993          1992
Per Share           Net asset value, beginning
Operating           of year                       $    22.16     $    21.12     $    21.21     $    15.80     $    18.34
Performance:                                      ----------     ----------     ----------     ----------     ----------
                    Investment income--net               .11            .11            .10            .07            .05
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions --net                  1.21           1.61            .50           5.37          (1.63)
                                                  ----------     ----------     ----------     ----------     ----------
                    Total from investment
                    operations                          1.32           1.72            .60           5.44          (1.58)
                                                  ----------     ----------     ----------     ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net              --             --             --             --           (.01)
                      In excess of investment
                      income--net                      (1.22)            --           (.22)          (.03)            --
                      Realized gain on
                      investments--net                  (.68)          (.55)          (.33)            --           (.95)
                      In excess of realized
                      gain on investments--net            --           (.13)          (.14)            --             --
                                                  ----------     ----------     ----------     ----------     ----------
                    Total dividends and
                    distributions                      (1.90)          (.68)          (.69)          (.03)          (.96)
                                                  ----------     ----------     ----------     ----------     ----------
                    Net asset value, end
                    of year                       $    21.58     $    22.16     $    21.12     $    21.21     $    15.80
                                                  ==========     ==========     ==========     ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                    6.09%          8.20%          2.90%         34.41%         (8.76%)
                                                  ==========     ==========     ==========     ==========     ==========
Ratios to Average   Expenses                            .87%           .93%           .91%           .90%           .98%
Net Assets:                                       ==========     ==========     ==========     ==========     ==========
                    Investment income--net              .47%           .53%           .47%           .47%           .40%
                                                  ==========     ==========     ==========     ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                $  642,523     $  607,598     $  587,107     $  472,322     $  284,674
                                                  ==========     ==========     ==========     ==========     ==========
                    Portfolio turnover                10.65%         26.73%         23.84%         13.25%          7.62%
                                                  ==========     ==========     ==========     ==========     ==========
                    Average commission
                    rate paid++++                 $    .0104             --             --             --             --
                                                  ==========     ==========     ==========     ==========     ==========


                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.

Financial Highlights (continued)
The following per share data and ratios
have been derived from information provided
in the financial statements.                                                      Class B
                                                                        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:              1996            1995            1994           1993          1992
Per Share           Net asset value,
Operating           beginning of year             $    21.22     $    20.27     $    20.41     $    15.34     $    18.01
Performance:                                      ----------     ----------     ----------     ----------     ----------
                    Investment loss--net                (.13)          (.10)          (.12)          (.10)          (.12)
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                   1.17           1.53            .49           5.17          (1.60)
                                                  ----------     ----------     ----------     ----------     ----------
                    Total from investment
                    operations                          1.04           1.43            .37           5.07          (1.72)
                                                  ----------     ----------     ----------     ----------     ----------
                    Less dividends and
                    distributions:
                      In excess of investment
                      income--net                       (.99)            --           (.04)            --             --
                      Realized gain on
                      investments--net                  (.68)          (.38)          (.33)            --           (.95)
                      In excess of realized
                      gain on investments--net            --           (.10)          (.14)            --             --
                                                  ----------     ----------     ----------     ----------     ----------
                    Total dividends and
                    distributions                      (1.67)          (.48)          (.51)            --           (.95)
                                                  ----------     ----------     ----------     ----------     ----------
                    Net asset value, end
                    of year                       $    20.59     $    21.22     $    20.27     $    20.41     $    15.34
                                                  ==========     ==========     ==========     ==========     ==========

Total Investment    Based on net asset value
Return:*            per share                          5.00%          7.10%          1.87%         33.05%         (9.72%)
                                                  ==========     ==========     ==========     ==========     ==========

Ratios to Average   Expenses                           1.90%          1.96%          1.94%          1.92%          2.00%
Net Assets:                                       ==========     ==========     ==========     ==========     ==========
                    Investment loss--net               (.56%)         (.50%)         (.56%)         (.56%)         (.61%)
                                                  ==========     ==========     ==========     ==========     ==========
Supplemental        Net assets, end of year
Data:               (in thousands)                $1,217,549     $1,041,763     $  915,351     $  508,008     $  165,015
                                                  ==========     ==========     ==========     ==========     ==========
                    Portfolio turnover                10.65%         26.73%         23.84%         13.25%          7.62%
                                                  ==========     ==========     ==========     ==========     ==========
                    Average commission rate
                    paid++++                      $    .0104             --             --             --             --
                                                  ==========     ==========     ==========     ==========     ==========



                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)


                                                      Class C++++                             Class D++++
                                                                     For the                                    For the
The following per share data and                                     Period                                     Period
ratios have been derived from information                           Oct. 21,                                    Oct. 21,
provided in the financial statements.      For the Year Ended      1994++ to          For the Year Ended       1994++ to
                                             December 31,           Dec. 31,             December 31,           Dec. 31,
Increase (Decrease) in Net Asset Value:    1996        1995           1994           1996           1995          1994
Per Share           Net asset  value,
Operating           beginning of
Performance:        period              $  20.97    $  20.12       $  21.67       $  22.14       $  21.11       $  22.70
                                        --------    --------       --------       --------       --------       --------
                    Investmentincome
                    (loss)--net             (.13)       (.12)          (.03)           .04            .07             --
                    Realized and
                    unrealized gain
                    (loss) on invest-
                    ments and foreign
                    currency trans-
                    actions--net            1.16        1.53           (.86)          1.23           1.60           (.91)
                                        --------    --------       --------       --------       --------       --------
                    Total from
                    investment
                    operations              1.03        1.41           (.89)          1.27           1.67           (.91)
                                        --------    --------       --------       --------       --------       --------
                    Less dividends
                    and distributions:
                      In excess of
                      investment income
                      --net                (1.02)         --           (.19)         (1.16)            --           (.21)
                      Realized gain on
                      investments--net      (.68)       (.45)          (.33)          (.68)          (.51)          (.33)
                      In excess of
                      realized gain on
                      investments--net        --        (.11)          (.14)            --           (.13)          (.14)
                                        --------    --------       --------       --------       --------       --------
                    Total dividends and
                    distributions          (1.70)       (.56)          (.66)         (1.84)          (.64)          (.68)
                                        --------    --------       --------       --------       --------       --------
                    Net asset value,
                    end of period       $  20.30    $  20.97       $  20.12       $  21.57       $  22.14       $  21.11
                                        ========    ========       ========       ========       ========       ========
Total Investment    Based on net asset
Return:**           value per share        5.00%       7.07%         (4.04%)+++      5.84%          7.95%         (3.93%)+++
                                        ========    ========       ========       ========       ========       ========

Ratios to Average   Expenses               1.91%       1.97%          2.17%*         1.12%          1.18%          1.42%*
Net Assets:                             ========    ========       ========       ========       ========       ========
                    Investment income
                    (loss)--net            (.58%)      (.59%)         (.79%)*         .16%           .31%           .12%*
                                        ========    ========       ========       ========       ========       ========

Supplemental        Net assets,
Data:               end of period
                    (in thousands)      $ 98,925    $ 46,092       $  7,841       $136,626       $ 97,946       $ 22,012
                                        ========    ========       ========       ========       ========       ========
                    Portfolio turnover    10.65%      26.73%         23.84%         10.65%         26.73%         23.84%
                                        ========    ========       ========       ========       ========       ========
                    Average
                    commission
                    rate paid+++++      $  .0104          --             --       $  .0104             --             --
                                        ========    ========       ========       ========       ========       ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends and interest at various rates. There is no tax imposed on capital gains arising from the sale of foreign investments.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses and foreign currency transactions.

(h) Reclassification--Generally accepted accouning principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign exchange transactions. Accordingly, current year's permanent book/tax differences of $106,223,196 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60% of the average daily net assets of the Fund.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%          0.75%
Class C                               0.25%          0.75%
Class D                               0.25%           --

NOTES TO FINANCIAL STATEMENTS (concluded)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                    MLFD            MLPF&S

Class A                           $18,316         $  193,461
Class D                           $88,235         $1,163,101


For the year ended December 31, 1996, MLPF&S received contingent deferred sales charges of $2,814,555 and $78,003 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $91,743 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended December 31, 1996 were $622,673,418 and $214,201,708, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                    Realized     Unrealized
                                      Gains          Gains
                                    (Losses)       (Losses)

Investments:
  Long-term                      $ 77,422,054   $145,995,761
  Options purchased                  (681,139)            --
  Options written                      36,170         86,412
                                 ------------   ------------
Total investments                  76,777,085    146,082,173
                                 ------------   ------------
Currency transactions:
  Options purchased                50,966,544     26,323,260
  Foreign currency
  transactions                     54,958,688       (536,171)
  Forward foreign exchange
  contracts                        (4,532,553)     1,127,299
                                 ------------   ------------
Total currency transactions       101,392,679     26,914,388
                                 ------------   ------------
Total                            $178,169,764   $172,996,561
                                 ============   ============



As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $146,063,403, of which $285,883,577 related to appreciated securities and $139,820,174 related to depreciated securities. At December 31, 1996, the aggregate cost of investments, net of options written, for Federal income tax purposes was $1,904,155,959.

Transactions in call options written for the year ended December 31, 1996, were as follows:


                                  Nominal Value
                                    Covered by     Premiums
Call Options Written             Written Options   Received
Outstanding call options
written, beginning of year       $  2,557,932   $    314,458
Options written                    83,207,253      3,372,758
Options closed                    (25,806,305)    (1,732,269)
Options exercised                  (5,981,538)      (656,625)
Options expired                   (49,404,298)      (917,959)
                                 ------------   ------------
Outstanding call options
written, end of year             $  4,573,044   $    380,363
                                 ============   ============

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $365,961,817 and $182,530,658 for the years ended December 31, 1996 and December 31, 1995, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        10,503,252   $243,976,070
Shares issued to share-
holders in reinvestment of
dividends & distributions           2,231,131     47,590,033
                                 ------------   ------------
Total issued                       12,734,383    291,566,103
Shares redeemed                   (10,379,092)  (241,055,211)
                                 ------------   ------------
Net increase                        2,355,291   $ 50,510,892
                                 ============   ============



Class A Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         8,478,331   $178,519,975
Shares issued to share-
holders in reinvestment of
dividends                             726,709     15,820,443
                                 ------------   ------------
Total issued                        9,205,040    194,340,418
Shares redeemed                    (9,586,611)  (201,845,917)
                                 ------------   ------------
Net decrease                        (381,571)   $ (7,505,499)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        22,731,772   $504,265,222
Shares issued to share-
holders in reinvestment of
dividends & distributions           3,942,177     80,262,723
                                 ------------   ------------
Total issued                       26,673,949    584,527,945
Shares redeemed                   (16,434,419)  (365,153,210)
Automatic conversion of
shares                               (198,470)    (4,412,958)
                                 ------------   ------------
Net increase                       10,041,060   $214,961,777
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                        19,257,866   $389,172,718
Shares issued to share-
holders in reinvestment of
dividends                             953,264     19,875,556
                                 ------------   ------------
Total issued                       20,211,130    409,048,274
Shares redeemed                   (15,730,552)  (315,601,539)
Automatic conversion of
shares                               (543,764)   (10,926,453)
                                 ------------   ------------
Net increase                        3,936,814   $ 82,520,282
                                 ============   ============



Class C Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                         4,757,784   $104,489,958
Shares issued to share-
holders in reinvestment of
dividends & distributions             332,904      6,684,703
                                 ------------   ------------
Total issued                        5,090,688    111,174,661
Shares redeemed                    (2,416,196)   (53,314,914)
                                 ------------   ------------
Net increase                        2,674,492   $ 57,859,747
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         2,790,493   $ 56,351,329
Shares issued to shareholders
in reinvestment of dividends           49,346      1,017,019
                                 ------------   ------------
Total issued                        2,839,839     57,368,348
Shares redeemed                    (1,031,723)   (20,975,963)
                                 ------------   ------------
Net increase                        1,808,116   $ 36,392,385
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        10,226,462   $234,370,104
Shares issued to share-
holders in reinvestment of
dividends & distributions             454,781      9,695,929
Automatic conversion of shares        190,840      4,412,958
                                 ------------   ------------
Total issued                       10,872,083    248,478,991
Shares redeemed                    (8,962,823)  (205,849,590)
                                 ------------   ------------
Net increase                        1,909,260   $ 42,629,401
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         7,041,007   $150,994,718
Shares issued to shareholders
in reinvestment of dividends           87,778      1,909,163
Automatic conversion of shares        520,220     10,926,453
                                 ------------   ------------
Total issued                        7,649,005    163,830,334
Shares redeemed                    (4,267,099)   (92,706,844)
                                 ------------   ------------
Net increase                        3,381,906   $ 71,123,490
                                 ============   ============


5. Commitments:
At December 31, 1996, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with approximate values of $14,305,000.

                    [This page is intentionally left blank]

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
 Hedging Techniques.......................................................   3
 Investment Restrictions..................................................   7
Management of the Fund....................................................  10
 Directors and Officers...................................................  10
 Compensation of Directors................................................  11
 Management and Advisory Arrangements.....................................  12
Purchase of Shares........................................................  13
 Initial Sales Charge Alternatives--Class A and Class D Shares............  13
 Reduced Initial Sales Charges............................................  15
 Employer-Sponsored Retirement or Savings Plans and Certain Other
  Arrangements............................................................  18
 Distribution Plans.......................................................  18
 Limitations on the Payment of Deferred Sales Charges.....................  19
Redemption of Shares......................................................  21
 Deferred Sales Charges--Class B and Class C Shares.......................  21
Portfolio Transactions and Brokerage......................................  22
Determination of Net Asset Value..........................................  23
Shareholder Services......................................................  25
 Investment Account.......................................................  25
 Automatic Investment Plans...............................................  26
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  26
 Systematic Withdrawal Plans--Class A and Class D Shares..................  26
 Exchange Privilege.......................................................  27
Dividends, Distributions and Taxes........................................  30
 Dividends and Distributions..............................................  30
 Taxes....................................................................  30
 Tax Treatment of Options, Futures and Forward Foreign Exchange
  Transactions............................................................  32
 Special Rules for Certain Foreign Currency Transactions..................  33
Performance Data..........................................................  34
General Information.......................................................  37
 Description of Shares....................................................  37
 Computation of Offering Price Per Share..................................  37
 Independent Auditors.....................................................  38
 Custodian................................................................  38
 Transfer Agent...........................................................  38
 Legal Counsel............................................................  38
 Reports to Shareholders..................................................  38
 Additional Information...................................................  38
Independent Auditors' Report..............................................  40
Financial Statements......................................................  41

                                                          Code # 10241-0497



[LOGO] MERRILL LYNCH

Merrill Lynch
Pacific Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    April 25, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A)FINANCIAL STATEMENTS

    Contained in Part A:

     Financial Highlights for each of the years in the ten-year period ended December 31, 1996.

    Contained in Part B:

     Schedule of Investments as of December 31, 1996.

     Statement of Assets and Liabilities as of December 31, 1996.

     Statement of Operations for the year ended December 31, 1996.

     Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1996.

     Financial Highlights for each of the years in the five-year period ended December 31, 1996.

  (B)EXHIBITS

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
         --Articles of Incorporation of the Registrant, as amended, dated
   1(a)   August 5, 1976.(a)
    (b)  --Articles of Amendment to the Articles of Incorporation of the
          Registrant, dated October 14, 1986.(a)
    (c)  --Articles of Amendment to the Articles of Incorporation of the
          Registrant, dated October 3, 1988.(a)
    (d)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated February 1, 1994.(a)
    (e)  --Articles of Amendment to the Articles of Incorporation of the
          Registrant, dated October 21, 1994.(b)
    (f)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated October 21, 1994.(b)
    (g)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated April 15, 1996.(c)
   2     --By-Laws of the Registrant, as amended.(c)
   3     --None.
   4     --Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended and supplemented, and By-Laws of Registrant.(d)
   5(a)  --Management Agreement between the Registrant and Merrill Lynch Asset
          Management, Inc.(b)
    (b)  --Supplement to Management Agreement between the Registrant and
          Merrill Lynch Asset Management, L.P., dated January 3, 1994.(a)
    (c)  --Form of Sub-Advisory Agreement between Merrill Lynch Asset
          Management, L.P. and Merrill Lynch Asset Management U.K. Limited.
   6(a)  --Class A Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(b)
    (b)  --Class B Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(b)
    (c)  --Letter Agreement between the Registrant and Merrill Lynch Funds
          Distributor, Inc. with respect to the Merrill Lynch Mutual Fund
          Adviser Program.(a)
    (d)  --Class C Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(b)
    (e)  --Class D Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(b)
   7     --None.

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   8(a)  --Form of Custodian Agreement between the Registrant and Brown
          Brothers Harriman & Co.(b)
    (b)  --Form of Master Subcustodian Agreement of Brown Brothers Harriman &
          Co.(b)
   9(a)  --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and Merrill Lynch
          Financial Data Services, Inc.(b)
    (b)  --Form of License Agreement relating to the use of name between the
          Registrant and Merrill Lynch & Co.(c)
  10     --None.
         --Consent of Deloitte & Touche LLP, independent auditors for the
  11      Registrant.
  12     --None.
  13     --None.
  14     --None.
  15(a)  --Amended and Restated Class B Shares Distribution Plan and Class B
          Shares Distribution Plan Sub-Agreement of the Registrant.(a)
    (b)  --Class C Shares Distribution Plan and Class C Shares Distribution
          Plan Sub-Agreement of the Registrant.(b)
    (c)  --Class D Shares Distribution Plan and Class D Shares Distribution
          Plan Sub-Agreement of the Registrant.(b)
  16(a)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A shares.(c)
    (b)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B shares.(c)
    (c)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C shares.(b)
    (d)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D shares.(b)
  17(a)  --Financial Data Schedule for Class A shares.
    (b)  --Financial Data Schedule for Class B shares.
    (c)  --Financial Data Schedule for Class C shares.
    (d)  --Financial Data Schedule for Class D shares.
         --Merrill Lynch Select Pricing SM System Plan pursuant to Rule 18f-
  18      3.(e)

--------


(a) Filed on April 29, 1994, as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 2-56978) (the "Registration Statement").

(b) Filed on April 28, 1995, as an Exhibit to Post-Effective Amendment No. 26 to the Registration Statement.

(c) Filed on April 26, 1996, as an Exhibit to Post-Effective Amendment No. 27 to the Registration Statement.

(d) Reference is made to Article III (Sections 3, 4 and 5), Article V, Article VI (Sections 2, 3, 4 and 5), Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e), 1(f) and l(g) to the Registration Statement; and Article II, Article III (Sections 1, 2, 3, 5, 6 and 17),
    Article VI, Article VII, Article XII, Article XIII and Article XV of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.

(e) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                  NUMBER OF
                                                                  HOLDERS AT
                           TITLE OF CLASS                       MARCH 31, 1997
                           --------------                       --------------
      Class A Shares of Common Stock, par value $0.10 per
       share...................................................     60,811
      Class B Shares of Common Stock, par value $0.10 per
       share...................................................    101,397
      Class C Shares of Common Stock, par value $0.10 per
       share...................................................     10,323
      Class D Shares of Common Stock, par value $0.10 per
       share...................................................     11,368

--------
Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

  Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

  The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

  In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and for the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund,

Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of MLAM, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1995 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                                                           OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION(S) WITH THE MANAGER PROFESSION, VOCATION OR EMPLOYMENT
           ----           ---------------------------- ----------------------------------
 ML & Co. ...............    Limited Partner              Financial Services Holding
                                                           Company; Limited Partner of
                                                           FAM
 Princeton Services......    General Partner              General Partner of FAM
 Arthur Zeikel...........    President                    President of FAM; President
                                                           and Director of Princeton
                                                           Services; Director of MLFD;
                                                           Executive Vice President of
                                                           ML & Co.
 Terry K. Glenn..........    Executive Vice               Executive Vice President of
                              President                    FAM; Executive Vice
                                                           President and Director of
                                                           Princeton Services;
                                                           President and Director of
                                                           MLFD; Director of MLFDS;
                                                           President of Princeton
                                                           Administrators, L.P.
 Vincent R. Giordano.....    Senior Vice President        Senior Vice President of FAM;
                                                           Senior Vice President of
                                                           Princeton Services
 Elizabeth Griffin.......    Senior Vice President        Senior Vice President of FAM
 Norman R. Harvey........    Senior Vice President        Senior Vice President of FAM;
                                                           Senior Vice President of
                                                           Princeton Services
 Michael J. Hennewinkel..    Senior Vice President        Senior Vice President of FAM;
                                                           Senior Vice President of
                                                           Princeton Services

                                                           OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION(S) WITH THE MANAGER PROFESSION, VOCATION OR EMPLOYMENT
           ----           ---------------------------- ----------------------------------
 Philip L. Kirstein......    Senior Vice                  Senior Vice President,
                              President, General           General Counsel and
                              Counsel and                  Secretary of FAM; Senior
                              Secretary                    Vice President, General
                                                           Counsel, Director and
                                                           Secretary of Princeton
                                                           Services; Director of MLFD
 Ronald M. Kloss.........    Senior Vice President        Senior Vice President and
                              and Controller               Controller of FAM; Senior
                                                           Vice President and
                                                           Controller of Princeton
                                                           Services
 Stephen M.M. Miller.....    Senior Vice President        Executive Vice President of
                                                           Princeton Administrators,
                                                           L.P.; Senior Vice President
                                                           of Princeton Services
 Joseph T. Monagle, Jr. .    Senior Vice President        Senior Vice President of FAM;
                                                           Senior Vice President of
                                                           Princeton Services
 Michael L. Quinn........    Senior Vice President        Senior Vice President of FAM;
                                                           Senior Vice President of
                                                           Princeton Services; Managing
                                                           Director and First Vice
                                                           President of Merrill Lynch,
                                                           Pierce, Fenner & Smith
                                                           Incorporated from 1989 to
                                                           1995
 Richard L. Reller.......    Senior Vice President        Senior Vice President of FAM;
                                                           Senior Vice President of
                                                           Princeton Services
 Gerald M. Richard.......    Senior Vice President        Senior Vice President and
                              and Treasurer                Treasurer of FAM; Senior
                                                           Vice President and Treasurer
                                                           of Princeton Services; Vice
                                                           President and Treasurer of
                                                           MLFD
 Ronald L. Welburn.......    Senior Vice President        Senior Vice President of FAM;
                                                           Senior Vice President of
                                                           Princeton Services
 Anthony Wiseman.........    Senior Vice President        Senior Vice President of FAM;
                                                           Senior Vice President of
                                                           Princeton Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Bascand, Glenn, Harvey, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                            POSITION(S) WITH         OTHER SUBSTANTIAL BUSINESS,
          NAME                 MLAM U.K.         PROFESSION, VOCATION OR EMPLOYMENT
          ----              ----------------     ----------------------------------
Arthur Zeikel........... Director and Chairman  President of the Manager and FAM;
                                                 President and Director of Princeton
                                                 Services; Director of MLFD;
                                                 Executive Vice President of ML & Co.
Alan J. Albert.......... Senior Managing        Vice President of the Manager
                         Director
Terry K. Glenn.......... Director               Executive Vice President of the
                                                 Manager and FAM; Executive Vice
                                                 President and Director of Princeton
                                                 Services; President and Director of
                                                 MLFD; Director of MLFDS; President
                                                 of Princeton Administrators, L.P.
Adrian Holmes........... Managing Director      Director of Merrill Lynch Global
                                                 Asset Management
Andrew John Bascand..... Director               Director of Merrill Lynch Global
                                                 Asset Management
Edward Gobora........... Director               Director of Merrill Lynch Global
                                                 Asset Management
Richard Kilbride........ Director               Managing Director of Merrill Lynch
                                                 Global Asset Management
Robert M. Ryan.......... Director               Vice President, Institutional
                                                 Marketing, Debt and Equity Group,
                                                 Merrill Lynch Capital Markets from
                                                 1989 to 1994
Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer
                                                 of the Manager and FAM; Senior Vice
                                                 President and Treasurer of Princeton
                                                 Services; Vice President and
                                                 Treasurer of MLFD
Stephen J. Yardley...... Director               Director of Merrill Lynch Global
                                                 Asset Management
Carol Ann Langham....... Company Secretary      None
Debra Anne Searle....... Assistant Company      None
                         Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.

                                      (2)                         (3)
          (1)              POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
         NAME                      WITH MLFD                WITH REGISTRANT
         ----              -------------------------   -------------------------
Terry K. Glenn..........  President and Director       Executive Vice President
Arthur Zeikel...........  Director                     President and Director
Philip L. Kirstein......  Director                     None
William E. Aldrich......  Senior Vice President        None
Robert W. Crook.........  Senior Vice President        None
Kevin P. Boman..........  Vice President               None
Michael J. Brady........  Vice President               None
William M. Breen........  Vice President               None
Michael G. Clark........  Vice President               None
Mark A. DeSario.........  Vice President               None
James T. Fatseas........  Vice President               None
Debra W. Landsman-Yaros.  Vice President               None
Michelle T. Lau.........  Vice President               None
Gerald M. Richard.......  Vice President and Treasurer Treasurer
Salvatore Venezia.......  Vice President               None
William Wasel...........  Vice President               None
Robert Harris...........  Secretary                    Secretary

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 24th day of April 1997.

                                          Merrill Lynch Pacific Fund, Inc.
                                                  (Registrant)

                                                /s/ Gerald M. Richard
                                          By: _________________________________

                                              (GERALD M. RICHARD, TREASURER)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

              SIGNATURE                         TITLE               DATES

           Arthur Zeikel*                 President and
-------------------------------------      Director (Principal
           (ARTHUR ZEIKEL)                 Executive Officer)

         Gerald M. Richard*               Treasurer (Principal
-------------------------------------      Financial and
         (GERALD M. RICHARD)               Accounting Officer)

            Donald Cecil*                     Director
-------------------------------------
           (DONALD CECIL)

          Edward H. Meyer*                    Director
-------------------------------------
          (EDWARD H. MEYER)

         Charles C. Reilly*                   Director
-------------------------------------
         (CHARLES C. REILLY)

          Richard R. West*                    Director
-------------------------------------
          (RICHARD R. WEST)

         Edward D. Zinbarg*                   Director
-------------------------------------
         (EDWARD D. ZINBARG)

     /s/ Gerald M. Richard                                      April 24, 1997
*By: ________________________________

  (GERALD M. RICHARD, ATTORNEY-IN-
             FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER
 -------
   5(c)  --Form of Sub-Advisory Agreement between Merrill Lynch Asset
          Management, L.P. and Merrill Lynch Asset Management U.K. Limited.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull